FRONTIER FINANCIAL CORPORATION
                            332 S.W. EVERETT MALL WAY
                                 P. O. BOX 2215
                            EVERETT, WASHINGTON 98203

                     NOTICE OF ANNUAL MEETING OF SHAREOWNERS

         The 2006 Annual Meeting of Shareowners of Frontier Financial Corporation will be held at the Everett Golf & Country Club, 1500 - 52nd Street, Everett, Washington, on Wednesday, April 19, 2006, at 7:30 p.m. for the following purposes:

     1. To elect seven (7) directors - two for one-year terms; one for a two-year term; and four for three-year terms;

     2.   To approve the Frontier  Financial  Corporation  2006 Stock  Incentive
          Plan;

     3. To ratify the appointment of Moss Adams LLP as Frontier Financial Corporation's independent registered public accounting firm; and

     4. To act on such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Only shareowners of record at the close of business on March 3, 2006, are entitled to notice of and to vote at the meeting and/or any adjournment thereof.

         All shareowners are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, we ask that you please mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any shareowner attending the meeting may vote in person even if he or she returned a proxy.

                                 By Order of the Board of Directors,

                                 /s/ James F. Felicetty
                                 ------------------------------------
                                 James F. Felicetty
                                 Secretary/Treasurer


Everett, Washington
March 22, 2006


===============================================================================
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
          PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
                IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.
===============================================================================

                         FRONTIER FINANCIAL CORPORATION
                            332 S.W. EVERETT MALL WAY
                                 P. O. BOX 2215
                            EVERETT, WASHINGTON 98203


                                 PROXY STATEMENT


         This Proxy Statement is furnished by the Board of Directors of Frontier Financial Corporation (the "Board") to the holders of common stock of Frontier
Financial Corporation ("Common Stock") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareowners of Frontier Financial Corporation (the "Corporation") to be held on Wednesday, April 19, 2006 at 7:30 p.m. at Everett Golf & Country Club, 1500 - 52nd Street, Everett, Washington, and any adjournment thereof. The shares represented by the enclosed proxy will be voted in accordance with the shareowner's directions, if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified on the proxy, it will be voted at the discretion of the proxy holders in accordance with the recommendations of management on all matters as may properly come before the meeting or any adjournment thereof. A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy to the Secretary of the Corporation prior to the Annual Meeting, delivering written notice of revocation of the proxy to the Secretary of the Corporation prior to the Annual Meeting, or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute revocation of a proxy.

         All costs of the solicitation of the proxies will be borne by the Corporation. These proxy materials, together with the 2005 Annual Report, are being mailed to shareowners on or about March 22, 2006.


                             PURPOSE OF THE MEETING


         There  are  three  proposal  scheduled  to be  voted  on at the  Annual
Meeting:

     1. Election of seven directors - two for one-year terms; one for a two-year term; and four for three-year terms;

     2. Approval of the Frontier Financial Corporation 2006 Stock Incentive Plan; and

     3. Ratification of the appointment of Moss Adams LLP as Frontier Financial Corporation's independent registered public accounting firm.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS


         At February 28, 2006, the Corporation had 30,002,122 shares of Common Stock outstanding. There are no outstanding shares of any other class of stock. Each share of Common Stock entitles the holder thereof to one vote. Only shareowners of record at the close of business on March 3, 2006, will be entitled to notice of, and to vote at, the meeting and/or any adjournment thereof.

         The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. The four individuals who receive the most votes will be elected at the meeting. Abstentions and "broker nonvotes" (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For the election of directors, an abstention from voting and broker nonvotes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker nonvotes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.


                        PROPOSAL 1. ELECTION OF DIRECTORS


         Pursuant to the Corporation's Articles of Incorporation, the Board of Directors has set the number of directors at 14. The directors are divided into three classes, with each class as nearly equal in number as possible. The members of each class serve three-year terms with one class elected annually. A director appointed to fill a vacancy or fill a position that was created by increasing the number of directors must stand for election at the next shareowners' meeting at which directors are elected. All of the nominees have served as directors since the last Annual Meeting, with the exception of David
M. Cuthill, Patrick M. Fahey and Mark O. Zenger. To maintain the classes as equal in size as possible, two of the new directors have been nominated to serve until the 2007 Annual Meeting of Shareowners, one new director has been nominated to serve until the 2008 Annual Meeting of Shareowners, and the four incumbent directors have been nominated to serve the customary three-year term until the 2009 Annual Meeting of Shareowners, and in each case until their successors are elected and qualified.

         All the nominees have consented to being named as a nominee in the Proxy Statement and have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, which is not anticipated, the Board may, unless the Board by resolution provides for a lesser number of directors, designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

         Set forth below are the names of each nominee for director, the nominee's age, the year in which the nominee became a director, the nominee's principal occupation and business experience for the past 5 years, and the names of other publicly held companies for which the nominee serves as a director. The same information is provided thereafter for each director whose term of office does not expire until a later date. The mailing address for all of the nominees and incumbent directors is 332 S.W. Everett Mall Way, P. O. Box 2215, Everett, WA 98203.

                   NOMINEES FOR ELECTION TO TERM EXPIRING 2007

------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
                                           YEAR FIRST       YEAR FIRST
                                            BECAME A         BECAME A
                                          DIRECTOR OF       DIRECTOR OF
             NAME                AGE      CORPORATION          BANK                       PRINCIPAL OCCUPATION
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
Mark O. Zenger                    51          2005             2005        President, First Western Investments, Inc.
                                                                           (hospitality, retail and other real estate
                                                                           investments)
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
David M. Cuthill                  45          2006             2006        Director, Opus Northwest, LLC (2002 to present)
                                                                           (full-service real estate developer), Divisional
                                                                           Vice President, Nordstrom, Inc. (1995-2002)
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------




                   NOMINEES FOR ELECTION TO TERM EXPIRING 2008

------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
                                           YEAR FIRST       YEAR FIRST
                                            BECAME A         BECAME A
                                          DIRECTOR OF       DIRECTOR OF
             NAME                AGE      CORPORATION          BANK                       PRINCIPAL OCCUPATION
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
Patrick M. Fahey                  63          2006             2006        Retired Banker, Chairman of Regional Banking,
                                                                           Wells Fargo (2003-2004), Chairman, President, and
                                                                           Chief Executive Officer of Pacific Northwest Bank
                                                                           (1988-2003)
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------

                   NOMINEES FOR ELECTION TO TERM EXPIRING 2009

------------------------------- ------- ----------------- ---------------- ----------------------------------------------------

                                           YEAR FIRST       YEAR FIRST
                                            BECAME A         BECAME A
                                          DIRECTOR OF       DIRECTOR OF
             NAME                AGE      CORPORATION          BANK                       PRINCIPAL OCCUPATION
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------

Lucy DeYoung                     56           1997             1997        President, Red Rock Enterprises, Inc. (financial
                                                                           investment advisory services)
------------------------------ -------- ----------------- ---------------- ----------------------------------------------------
William J. Robinson              62           1983             1978        Manager, Robinson Properties and Investments, LLC
                                                                           (real estate management and development)
------------------------------ -------- ----------------- ---------------- ----------------------------------------------------

Edward C. Rubatino               75           1983             1978        President, Rubatino Refuse Removal, Inc.
------------------------------ -------- ----------------- ---------------- ----------------------------------------------------

John J. Dickson (1)              45           2003             2003        President and Chief Executive Officer, Frontier
                                                                           Financial Corporation (January 2006 to present),
                                                                           Chief Executive Officer, Frontier Bank (May 2003
                                                                           to present); Executive Vice President of FFP, Inc.
                                                                           (April 2003 to present); Senior Vice President of
                                                                           Frontier Bank (1993 to May 2003); and Vice
                                                                           President of FFP, Inc. (1999)
------------------------------ -------- ----------------- ---------------- ----------------------------------------------------

(1) John J. Dickson is the son of Robert J. Dickson.

                     INCUMBENT DIRECTORS, TERM EXPIRING 2007

------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
                                           YEAR FIRST       YEAR FIRST
                                            BECAME A         BECAME A
                                          DIRECTOR OF       DIRECTOR OF
             NAME                AGE      CORPORATION          BANK                       PRINCIPAL OCCUPATION
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
George E. Barber                 63           1997             1997        Chairman, First Western Investments, Inc.
                                                                           (hospitality, retail and other real estate
                                                                           investments)
------------------------------ -------- ----------------- ---------------- ----------------------------------------------------

Michael J. Clementz              62           2000             2000        President, FFP Inc. (January 2006 to present)
                                                                           President and Chief Executive Officer of Frontier
                                                                           Financial Corporation (April 2003 to January
                                                                           2006); Executive Vice President of Frontier Bank
                                                                           and Frontier Financial Corporation (July, 2000 to
                                                                           present); President and Chief Executive Officer of
                                                                           Liberty Bay Financial Corporation (1985 to July,
                                                                           2000); Chairman and Chief Executive Officer of
                                                                           North Sound Bank (1978 to July, 2000)
------------------------------ -------- ----------------- ---------------- ----------------------------------------------------
James H. Mulligan                74           1989             1989        President, Emerald Real Estate Development, Inc.
------------------------------ -------- ----------------- ---------------- ----------------------------------------------------

                     INCUMBENT DIRECTORS, TERM EXPIRING 2008

------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
                                           YEAR FIRST       YEAR FIRST
                                            BECAME A         BECAME A
                                          DIRECTOR OF       DIRECTOR OF
             NAME                AGE      CORPORATION          BANK                       PRINCIPAL OCCUPATION
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------

Robert J. Dickson                 72          1983             1978        Chairman of the Boards of Frontier Financial
                                                                           Corporation, Frontier Bank and FFP, Inc.
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
Edward D. Hansen                  66          1983             1978        General Manager, Snohomish County PUD (July 2002
                                                                           to present); Mayor, City of Everett (January 1994
                                                                           to July 2002) and President, Golf N.W.
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
William H. Lucas, DC              77          1983             1978        Retired Chiropractor
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------
Darrell J. Storkson               62          1997             1997        Owner, Evergreen Lanes
------------------------------- ------- ----------------- ---------------- ----------------------------------------------------


         The Corporation's Board of Directors also serves as the Board of Directors of Frontier Bank and FFP, Inc., wholly owned subsidiaries of the Corporation.


PROPOSAL 2. APPROVAL OF THE FRONTIER FINANCIAL CORPORATION 2006 STOCK
            INCENTIVE PLAN

         We are seeking our shareowners' approval of the Frontier Financial Corporation 2006 Stock Incentive Plan (the "NEW PLAN") in connection with the termination of future awards under the Frontier Financial Corporation Incentive Stock Option Plan and the Frontier Financial Corporation 2001 Stock Award Plan (collectively, the "PRIOR PLANS"). Awards outstanding under the Prior Plans as of the adoption of the New Plan will remain outstanding until exercised or terminated in accordance with their terms.

                             EQUITY INCENTIVE PLANS

         The Board of Directors, acting upon the recommendation of its Personnel Committee, has recommended that shareowners approve the adoption of the New Plan, which would permit the award of stock appreciation rights as well as stock options and stock grants representing up to 3,500,000 shares of our common stock. Shareholder approval also would afford the Board of Directors the discretion to increase shares available under the New Plan by up to 10% in connection with an acquisition of another entity in order to make available awards to employees, consultants and directors of the acquired entity. Shares reserved for issuance pursuant to options granted under the Prior Plans which expire or are terminated, and shares forfeited because of restrictions underlying restricted stock awards under the Prior Plans, would not be made available for award under the New Plan. Similarly, shares reserved for issuance upon the exercise of options granted under the New Plan but later terminated, and shares forfeited under restricted stock awards made pursuant to the New Plan, would become available for reissuance.

         The Board of Directors is recommending the New Plan as a replacement for our existing equity based compensation plans and to make available additional shares to provide appropriate compensation for our officers, employees and directors. We adopted the Prior Plans to provide for equity-based incentives that would more closely align the Corporation's executive compensation structure with the interests of our shareowners, and we anticipate that the New Plan will continue those goals. Additionally, a change in accounting principles that became effective on January 1, 2006, will require us to recognize a compensation expense for the value of stock options outstanding under the Prior Plans from time to time after that date, and the uncertainty surrounding the valuation of such options and the potential for undesirable and uncontrollable effects upon our earnings suggested to our management and to the Board of Directors that we seek a plan that preserves the incentives for executives while mitigating the undesirable earnings impacts of option plans. The Prior Plans will be terminated immediately after the adoption of the New Plan, but awards under the Prior Plans will remain outstanding until vested, exercised or terminated in accordance with their respective terms.

         The following table summarizes certain comparative information about the New Plan as compared to the Prior Plans. This comparison is not complete, and you should read this entire Proxy Statement, including the text of the New Plan enclosed as Appendix A, for important information about the New Plan and its material terms.


  ----------------------------------- -------------------------------------------- -------------------------------------------
                TERMS                                  NEW PLAN                                   PRIOR PLANS
  ----------------------------------- -------------------------------------------- -------------------------------------------
  TYPE OF SECURITIES TO BE ISSUED     Stock   Grants;   Stock   Options;    Stock  Stock    Options    under   the   Frontier
                                      Appreciation Rights                          Financial   Corporation   Incentive  Stock
                                                                                   Option   Plan;   Stock  Grants  under  the
                                                                                   Frontier Financial  Corporation 2001 Stock
                                                                                   Award Plan
  ----------------------------------- -------------------------------------------- -------------------------------------------
  NUMBER OF SECURITIES TO BE ISSUED    Up to 3,500,000  shares,  which represents  Up to  1,275,000  shares,  including up to the  maximum  number of shares that may be  1,125,000  stock options and up to 150,000 subject  at any one time to stock  grants,  stock  grants.  As of December  31,  2005,
                                       stock   options   or  stock   appreciation  116,488  shares had been granted under the
                                       rights.   This  number  does  not  include  stock grant plan, of which 116,488  shares
                                       shares  available under the Prior Plans as  were   fully   vested,   and   options  to
                                       of the date the New  Plans  are  approved.  purchase  954,043 shares were  outstanding
                                       As awards  under the Prior Plans expire or  as of December 31, 2005,  of which 952,123 terminate,  the  shares  subject  to  such  options were then vested.  Also as of that
                                       awards  do  not   become   available   for  date,  167,181 shares had been issued upon
                                       issuance   under  the  New  Plan.   Shares  the exercise of previously vested options.
                                       subject  to  stock   appreciation   rights
                                       issued  under the New Plan will not reduce
                                       the  number of shares  subject  to the New
                                       Plan except to the extent the  Corporation
                                       issues  shares of common  stock in lieu of
                                       cash   payments  due  under  such  awards.
                                       Additionally, the Board of Directors may,
                                       without  obtaining  further   shareholder
                                       approval,  increase  the number of shares
                                       for which  awards may be granted in order
                                       to accommodate options or other rights to
                                       acquire  stock  of  an  entity  that  the
                                       Corporation  acquires,  so  long  as  the
                                       aggregate amount of such increases do not
                                       exceed 10% of the total  number of shares
                                       available  under the New Plan at the time
                                       of approval.
  ----------------------------------- -------------------------------------------- -------------------------------------------

  ----------------------------------- -------------------------------------------- -------------------------------------------
                TERMS                                  NEW PLAN                                   PRIOR PLANS
  ----------------------------------- -------------------------------------------- -------------------------------------------
  TERMS OF AWARD AT DATE OF GRANT     o        Stock Grants:  Ownership of shares  o        Stock   Grants:    Ownership   of
                                         of common  stock,  subject to forfeiture     shares  of  common  stock,  subject  to
                                         wholly  or in  part  if  any  applicable     forfeiture  wholly  or in  part  if any
                                         vesting  requirements  are not met.  The     applicable  vesting   requirements  are
                                         existence   and  terms  of  vesting  and     not met.  The  existence  and  terms of
                                         forfeiture  provisions  in stock  grants     vesting and  forfeiture  provisions  in
                                         are  reserved to the  discretion  of the     stock   grants  are   reserved  to  the
                                         Personnel   Committee,   but  ordinarily     discretion of the Personnel Committee.
                                         contemplate  100%  vesting  on the fifth  o        Stock  Options:  Incentive  stock
                                         anniversary of the grant.                    options  to  purchase  shares of common
                                      o        Stock Options:  Option to purchase     stock at a price  determined based upon
                                         shares at a price ordinarily  determined     fair  market  value  as of the  date of
                                         based upon fair  market  value as of the     grant.
                                         date  of  grant.   Exercise  prices  for
                                         incentive   stock  options   granted  to
                                         holders   of  more   than   10%  of  the
                                         outstanding  common  stock  must  be  at
                                         least  110%  of  the  then-current  fair
                                         market value.
                                      o  Stock  Appreciation  Rights:  Right  to
                                         participate   on   certain   terms  and
                                         conditions   in  the   positive   value
                                         created by  increases,  if any,  in the
                                         value of our  shares  of  common  stock
                                         measured over a  predetermined  period.
                                         Awards of stock appreciation  rights do
                                         not   reduce   the   number  of  shares
                                         available  for  issuance   under  other
                                         types of award unless the Corporation's
                                         obligations under the award are paid by
                                         an issuance of common stock.
  ----------------------------------- -------------------------------------------- -------------------------------------------

  ----------------------------------- -------------------------------------------- -------------------------------------------
                TERMS                                  NEW PLAN                                   PRIOR PLANS
  ----------------------------------- -------------------------------------------- -------------------------------------------
  VESTING SCHEDULE                    Variable   at   the   discretion   of   the  Other  than as  specifically  approved  by
                                      Personnel   Committee;    however,    stock  the Board of Directors,  all option grants
                                      options  ordinarily vest ratably on each of  and stock awards vested immediately.
                                      the  first  three   anniversaries   of  the
                                      award,  and stock grants normally vest 100%
                                      on the fifth anniversary of the award.
  ----------------------------------- -------------------------------------------- -------------------------------------------
  EXPIRATION                          o        Stock Grants:  None. To the extent  o        Stock   Grants:   None.   To  the
                                         an award is  vested,  the  holder is the     extent an award is  vested,  the holder
                                         record  and  beneficial   owner  of  the     is the record and  beneficial  owner of
                                         restricted  shares  granted unless he or     the  restricted  shares  granted unless
                                         she transfers the shares.                    he or she transfers the shares.
                                      o        Stock   Options:   Generally   ten  o        Stock   Options:   Generally  ten
                                         years after the date of grant,  although     years   after   the   date  of   grant,
                                         the   Personnel    Committee   has   the     although the  Personnel  Committee  has
                                         discretion to reduce this term.              the discretion to vary this term.
                                      o        Stock  Appreciation   Rights:  The
                                         term of stock  appreciation  rights will
                                         be    determined    by   the   Personnel
                                         Committee as of the date of the award.

  ----------------------------------- -------------------------------------------- -------------------------------------------
  ACCOUNTING TREATMENT BY             o        Stock  Grants:   The   Corporation  o        Stock  Grants:   The  Corporation
  CORPORATION                            will calculate  compensation  expense as     calculates  compensation  expense as of
                                         of the date of the  grant  in an  amount     the  date  of the  grant  in an  amount
                                         equal  to the fair  value of the  shares     equal to the fair  value of the  shares
                                         granted.  That compensation expense will     granted,  and the compensation  expense
                                         then be  recognized  by the  Corporation     is recognized by the  Corporation  over
                                         over the requisite service period.           the requisite service period.
                                      o        Stock  Options:  The   Corporation
                                         will  recognize a  compensation  expense
                                         over the requisite  service period.  The
                                         amount of this  expense will be based on
                                         an  estimate  of the  fair  value of the
                                         outstanding  options  at the date of the
                                         grant,  and this  estimate will be based
                                         upon a variety of factors, including the
                                         price of the  shares at the grant  date,
                                         the  estimated  life of the option,  the
                                         volatility  of the  price of the  shares
                                         during a  predetermined  period prior to
                                         the  valuation  date,  and various other
                                         factors.
                                      o  Stock    Appreciation    Rights:    The
                                         Corporation   calculates   compensation
                                         expense  each  reporting  period  based
                                         upon the value of the right granted and
                                         the portion of the right vesting during
                                         the period.

  ----------------------------------- -------------------------------------------- -------------------------------------------
                TERMS                                  NEW PLAN                                   PRIOR PLANS
  ----------------------------------- -------------------------------------------- -------------------------------------------

  TAX CONSEQUENCES TO HOLDERS          o       Stock Grants: The  recipient of a    o       Stock Grants:  The  recipient of a
                                         stock grant will  have taxable  income at     stock  grant will have  taxable  income
                                         the time of the grant, in an amount equal     at the time of the grant,  in an amount
                                         to the fair market value of the share. To     equal to the fair  market  value of the
                                         the  extent  the   granted   shares  are      share.   To  the  extent  the   granted
                                         restricted  and  subject  to  forfeiture      shares are  restricted  and  subject to
                                         prior  to  the  recipient  completing  a      forfeiture   prior  to  the   recipient
                                         stated    period   of    employment   or      completing    a   stated    period   of
                                         otherwise,   the  tax   recognition   is      employment   or   otherwise,   the  tax
                                         delayed  until  the  risk of  forfeiture      recognition  is delayed  until the risk
                                         lapses.  Upon  the  lapse of the risk of      of  forfeiture  lapses.  Upon the lapse
                                         forfeiture, the fair market value of the      of the  risk of  forfeiture,  the  fair
                                         newly vested  share  (measured as of the      market  value of the newly vested share
                                         vesting   date)  is   included   in  the      (measured  as of the  vesting  date) is
                                         recipient's taxable income. As discussed      included  in  the  recipient's  taxable
                                         more fully below,  recipients may choose      income.  As discussed more fully below,
                                         to file a special election with the IRS,      recipients   may   choose   to  file  a
                                         accelerating  the  tax  on  the  granted      special    election   with   the   IRS,
                                         shares  to the  time of  grant,  even if      accelerating  the  tax on  the  granted
                                         still unvested.                               shares  to the time of  grant,  even if
                                       o       Incentive   Stock   Options:   The      still unvested.
                                         grant  and   exercise  of  an  incentive   o       Incentive   Stock  Options:   The
                                         stock  option will not  trigger  taxable      grant  and  exercise  of an  incentive
                                         income  to the  recipient,  except  that      stock option will not trigger  taxable
                                         for  alternative  minimum tax  purposes,      income to the  recipient,  except that
                                         upon   exercise  of  the   option,   the      for alternative  minimum tax purposes,
                                         Optionee will have taxable  income equal      upon  exercise  of  the  option,   the
                                         to  the  difference   between  the  fair      Optionee  will  have  taxable   income
                                         market  value of the common  stock as of      equal to the  difference  between  the
                                         the  exercise  date,  less the  exercise      fair market  value of the common stock
                                         price  paid  by  the   Optionee.   On  a      as of  the  exercise  date,  less  the
                                         disposition of the shares,  the Optionee      exercise  price paid by the  Optionee.
                                         recognizes  taxable income in the amount      On a  disposition  of the shares,  the
                                         of  the  difference  between  the  value      Optionee  recognizes taxable income in
                                         received  on  sale,  less  the  exercise      the amount of the  difference  between
                                         price  (or less the  adjusted  basis for      the value  received on sale,  less the
                                         purposes of  computing  the  alternative      exercise  price (or less the  adjusted
                                         minimum tax).                                 basis for  purposes of  computing  the
                                      o        Nonqualified  Stock  Options:  The      alternative minimum tax).
                                         grant  of  a  stock   option   does  not
                                         trigger    taxable    income    to   the
                                         recipient.    Upon   exercise   of   the
                                         option,  the Optionee  will have taxable
                                         income equal to positive difference,  if
                                         any,  between the fair  market  value of
                                         the  share,  measured  as of the time of
                                         exercise,  less the exercise  price.  On
                                         the sale of the  underlying  stock,  the
                                         Optionee   has  taxable   income  in  an
                                         amount equal to the  difference  between
                                         the  sale  price  and  the  fair  market
                                         value at the time of exercise.
                                      o  Stock Appreciation Rights: The grant of
                                         a stock  appreciation  right  does  not
                                         trigger    taxable    income   to   the
                                         recipient.  Upon  the  surrender  of  a
                                         stock appreciation right, the recipient
                                         will have  taxable  income equal to the
                                         fair market value of the shares or cash
                                         delivered as settlement for the reward.
  ----------------------------------- -------------------------------------------- -------------------------------------------

  ----------------------------------- -------------------------------------------- -------------------------------------------
                TERMS                                  NEW PLAN                                   PRIOR PLANS
  ----------------------------------- -------------------------------------------- -------------------------------------------
  TAX CONSEQUENCES TO CORPORATION        The Corporation is entitled to a deduction
                                         at the same time, and  in  the same amount,
                                         that the recipient of a stock option  grant
                                         recognizes taxable income.


                    QUESTIONS AND ANSWERS ABOUT THIS PROPOSAL


Q:       WHAT ACTIONS WILL BE TAKEN IN CONNECTION WITH THIS PROPOSAL?

A: If the shareowners approve this proposal, the Corporation will adopt the New Plan (described in greater detail below and included as Appendix A) and will terminate the Prior Plans; however, awards outstanding under the Prior Plans will remain outstanding until they are exercised or terminated in accordance with their terms, and shares previously issued under such awards will be unaffected by these changes.

Q:       WHAT IS THE PURPOSE OF THE NEW PLAN?

A: The New Plan is intended to promote the financial success and interests of the Corporation and increases shareholder value by giving incentives to executives, directors and employees of Frontier Financial Corporation and those of our affiliated entities. Certain provisions of the New Plan are described below under "TERMS OF THE NEW PLAN" and the complete text of the New Plan is included in this Proxy Statement as Appendix A.

Q:       WHO IS ELIGIBLE TO PARTICIPATE IN THE NEW PLAN?

A: Employees, officers and directors of the Corporation and its related entities (by which we mean entities that control or are under common control with the Corporation) are eligible to participate in the New Plan.

Q:       HOW MANY SHARES ARE SUBJECT TO THE NEW PLAN?

A: A total of 3,500,000 shares of common stock will be reserved and made available for issuance under the New Plan. This amount does not include shares issued or issuable under the Prior Plans such as shares previously issued upon the exercise of options under the Prior Plans or shares issuable upon the exercise of options currently outstanding under the Prior Plans. To the extent awards previously issued under the Prior Plans expire unexercised, the shares subject to those options will not become available for issuance under the New Plan. The number of shares available under the New Plan will not be reduced to reflect awards of stock appreciation rights except to the extent the Company satisfies its cash payment obligations under those awards by issuing shares of common stock

Q: DID OUR BOARD OF DIRECTORS APPROVE THE ADOPTION OF THE NEW PLAN AND THE TERMINATION OF THE PRIOR PLANS?

A: These matters were unanimously approved by the Corporation's Board of Directors, as well as by the Board's Personnel Committee.

                              TERMS OF THE NEW PLAN

         The principal provisions of the New Plan are summarized in this section. This summary is qualified in its entirety by reference to the New Plan, a copy of which is attached as Appendix A to this Proxy Statement. Copies of the Prior Plans may be obtained upon written request to: Investor Relations Department, Frontier Financial Corporation, 332 SW Everett Mall Way, Everett, Washington 98024, or by phoning (425) 514-0700.

         GENERAL. The purpose of the New Plan is to attract and retain the services of experienced and knowledgeable personnel and directors for the benefit of Frontier Financial Corporation and its shareowners and to provide additional incentive for those individuals to continue to work for the best interests of the Corporation and its shareowners by giving participants continuing ownership of shares of common stock or similar economic incentives.

         ADMINISTRATION.  The Personnel  Committee of the Board of Directors has
authority  to  grant  awards  under,   and  is   responsible   for  the  general
administration and interpretation of, the New Plan.

         PLAN BENEFITS. Because benefits under the New Plan will depend on the Personnel Committee's actions and the fair market value of our shares of common stock at various future dates, as well as upon the number of shares currently reserved under the Prior Plans that may be contributed to the New Plan in the future, it is not possible to determine the benefits that will be received by participants in the New Plan. In the fiscal year ended December 31, 2005, stock options for an aggregate of 35,550 shares of common stock were granted to executive officers, of which 27,470 options were vested, and there were grants of 13,600 shares of common stock made to nonemployee directors. The closing price of Frontier Financial Corporation common stock on the Nasdaq Stock Market on February 28, 2006, was $32.22.

         ELIGIBILITY. Each employee or director of the Corporation or any entity that directly or indirectly controls or is under common control with the Corporation is eligible to participate in the New Plan; provided that an award recipient must (a) be a natural person, (b) render bona fide services that are not in connection with the offer and sale of the Corporation's securities in a capital-raising transaction, and (c) render bona fide services that do not directly or indirectly promote or maintain a market for the Corporation's securities.

         SHARES SUBJECT TO THE NEW PLAN. An aggregate of 3,500,000 shares of common stock have been reserved for issuance under the New Plan, which reflects the number of shares authorized for issuance under the Prior Plans, increased by 3,500,000 shares to make available additional awards, and reduced by the number of shares previously issued and the number of shares issuable under awards currently outstanding. The number of shares available for awards may be increased by up to 10% in connection with an acquisition by the Corporation of another entity if the Board of Directors in its sole discretion determines that an increase is appropriate to make awards to employees of the acquired company. The New Plan provides for the award of stock grants (which may or may not be restricted and subject to forfeiture), stock options, and stock appreciation rights. The terms of each of these securities are discussed below, and in this Proxy Statement we refer collectively to these securities as "awards". To the extent awards under the Prior Plans expire unexercised, the shares issuable under those awards will become available under the New Plan, as will shares that relate to expired or forfeited awards under the New Plan. The number of shares issuable under the New Plan will not be reduced to reflect the issuance of stock appreciation rights except to the extent the Corporation satisfies its financial obligations under those awards by issuing shares of common stock.

         STOCK GRANTS. A stock grant represents an award of shares to a participant, who will immediately become the record and beneficial owner of the shares covered by the award, although stock grants ordinarily will remain unvested until the fifth anniversary of the grant date, and will vest fully on that anniversary, unless the Personnel Committee determines otherwise. The Personnel Committee is authorized to make stock grants in such numbers (up to the total number of shares from time to time available under the New Plan), and on such terms and conditions, as the Personnel Committee determines in its sole discretion. These terms and conditions will be set forth in the corresponding grant agreement, and these grants may, but are not required to, include the possibility of forfeiture if the participant's relationship with the Corporation or its affiliated Corporation is terminated before the award is fully vested. Notwithstanding any other provision of the New Plan, the Personnel Committee may, in its sole discretion, waive forfeiture restrictions and any other terms, conditions or limitations on any stock grant under such circumstances and subject to such terms and conditions as the Personnel Committee deems appropriate.

         In addition, the Personnel Committee may, in its complete discretion, require that shares granted pursuant to a forfeiture restriction be held in escrow until the participant satisfies the applicable vesting schedule, and that such shares be subject to restrictions on transfer and to forfeiture in the event the participant's relationship with the Corporation terminates before the expiration (wholly or in part) of the vesting schedule applicable to the stock grant.

         STOCK OPTIONS. A stock option conveys to the participant a right to purchase shares of common stock from the Corporation at a price established at the date of the grant. Each stock option is to be evidenced by an option agreement that describes the terms and conditions applicable to the option. In particular, the option agreement will specify the number of shares that may be purchased, the expiration date for the option, the schedule (if any) under which the option will vest, the exercise price, and any other terms, conditions, restrictions, representations or warranties required by the Personnel Committee. Options ordinarily will vest ratably over a three-year period, with each vesting event occurring on the anniversary of the grant date. The exercise price of options granted under the New Plan will be equal to or greater than the fair market value of the shares as of the grant date, although incentive stock options granted to persons who own more than 10% of our common stock at the time of the grant will have an exercise price of at least 110% of the then-current fair market value. Stock options ordinarily will expire ten years after the grant date unless the Personnel Committee establishes a shorter exercise period. Any stock option will vest and be exercisable on the schedule and subject to the terms and conditions that the Personnel Committee determines.

         In addition, the Personnel Committee may, in its complete discretion, determine and provide for the exercise of an option prior to its vesting. In those cases the Personnel Committee, in its sole discretion, may require that such shares be held in escrow until the participant satisfies the applicable vesting schedule, and that such shares be subject to restrictions on transfer and to forfeiture in the event the participant's relationship terminates before the expiration (wholly or in part) of the vesting schedule attendant to the option.

         The participant may exercise an option by delivering written notice to the Corporation of the number of shares to be exercised, together with payment of the exercise price and any applicable taxes. A participant must pay the exercise price in full at the time of exercise. Payment of the exercise price may be in cash, by bank certified or cashier's check or by personal check. The Personnel Committee may, at any time before exercise of an option, permit alternative forms of payment, including but not limited to installment payments and various cashless exercise arrangements.

         STOCK APPRECIATION RIGHTS. In addition to other awards available under the New Plan, the Personnel Committee may grant stock appreciation rights. Any grant of stock appreciation rights may, but need not be, associated with shares subject to a specific option. If a stock appreciation right is associated with a specific option, then, unless otherwise provided in the applicable award agreement, the stock appreciation rights will terminate upon the exercise or earlier expiration, termination, forfeiture or cancellation of the relevant option. Similarly, if a grant of stock appreciation rights is associated with shares subject to a specific option, then, unless otherwise provided in the applicable award agreement, the related option terminates upon the exercise of the stock appreciation right. Each grant of stock appreciation right will be evidenced by an agreement that specifies the term, which may not exceed ten years from the grant date. In addition, the measurement price for each stock appreciation right will be based upon the fair market value of our shares as of the grant date. Ownership of a stock appreciation right does not convey any of the rights or attributes of a shareholder, but only the right (subject to certain conditions) to receive payment in connection with appreciation (if any) of the shares over the applicable measurement period. Stock appreciation rights ordinarily have a three-year vesting schedule, although the Personnel Committee may establish a shorter vesting schedule in its sole discretion.

         Upon the exercise of a stock appreciation right, the participant will receive a cash payment for each share covered by the portion of the stock appreciation right being exercised, which payment is equal to the excess of the fair market value of a share on the exercise date over the base value. Instead of cash, payment upon the exercise of a stock appreciation right may be in shares, in an amount that has a fair market value equal to the cash otherwise required to be paid. The exercise of a stock appreciation right also may be subject to other terms and conditions as specified in the corresponding stock appreciation right agreement, which conditions may include minimum exercise amounts and the ability to elect a partial exercise. Once a stock appreciation right is exercised, and the appropriate payment is made to the holder, the stock appreciation right becomes null and void.

         Stock appreciation rights will not decrease the number of shares available for award under the New Plan unless the Personnel Committee decides in its sole discretion to satisfy its financial obligations under stock appreciation rights by issuing common stock.

         ADJUSTMENTS TO SHARES SUBJECT TO THE NEW PLAN. If any change is made to the Corporation's shares of common stock by reason of any split, equity distribution, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding shares as a class without the Corporation's receipt of consideration, appropriate adjustments will be made to adjust proportionally the number of shares subject to outstanding awards and available under the New Plan. In determining adjustments to be made under these circumstances, the Personnel Committee may take into account such factors as it deems appropriate. Any such adjustments to outstanding awards will be effected in a manner that precludes the material enlargement of rights and benefits under such awards. In the event of a liquidation or dissolution of the Corporation, any unexercised awards will terminate immediately prior to the proposed action unless otherwise determined by the Personnel Committee.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE NEW PLAN

         The U.S. federal income tax consequences to the Corporation and recipients of awards under the New Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the New Plan. Recipients of awards under the New Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

         As discussed above, several different types of instruments may be issued under the New Plan. The tax consequences related to the issuance of each is discussed separately on the following page.

         STOCK GRANTS. Grants of shares will trigger taxable income to the recipients, unless the grant is subject to a vesting schedule or other substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares, determined at the time of the grant. If a stock grant is subject to a vesting schedule or other substantial risk of forfeiture, then the tax consequences are delayed until the share vests or the risk of forfeiture lapses, at which time the fair market value of the vested or unrestricted share (determined at the time of vesting) constitutes taxable income to the recipient. In the event of a recipient who is an employee, the Corporation may have an obligation to withhold taxes. The Personnel Committee may take actions, such as the delay of releasing shares from any escrow arrangement, to ensure that sufficient funds are available for the Corporation to satisfy its tax withholding obligations. The Corporation expressly reserves the right to deduct the applicable withholding tax amounts from other payments owed to the recipient.

         A recipient who receives a stock grant that is subject to a vesting schedule or other risk of forfeiture may affirmatively elect to be taxed on the fair market value of the granted shares at the time of the grant, rather than waiting until the shares vest or other applicable risks of forfeiture lapse. A recipient may elect this accelerated treatment by filing an election under
Section 83(b) of the Internal Revenue Code of 1986. The election must be made within thirty (30) days of the grant of the shares. The recipient may make the election under Section 83(b) by filing a statement with his or her tax return, as well as a copy of the statement with the Internal Revenue Office where he or she files his or her tax return. It is this later filing that must be completed within thirty (30) days. In addition, the recipient must submit a copy of the election and statement to the Corporation.

         At the time a recipient recognizes income in connection with stock grants, the Corporation is entitled to claim a tax deduction equal to a like amount.

         STOCK OPTIONS. The grant of a stock option does not cause the Optionee to realize taxable income. Instead, the Optionee will recognize taxable income at the time he or she exercises the option. The amount of the taxable income is equal to the fair market value of the shares (measured as of the time of exercise), minus any exercise price paid by the Optionee. Correspondingly, the Corporation has a withholding tax obligation with respect to the option-related taxable income realized by the Optionee. The Personnel Committee may take steps, such as delaying the delivery of the shares to the Optionee, to guarantee that sufficient funds are available for the Corporation to satisfy its withholding tax obligations.

          INCENTIVE STOCK OPTIONS. The holder of an ISO will not recognize income upon the grant or exercise of an ISO for federal income tax purposes. However, for purposes of calculating an option holder's alternative minimum income tax liability, the excess of the fair market value of the Common Stock over the exercise price, at the time of exercise, will increase alternative minimun taxable income.

          Income will be recognized by the Optionee upon the sale or other disposition of the shares acquired under an ISO. The amount of income is the excess of the then fair market value of the shares over the exercise price. For example, if an Optionee pays an exercise price of $10 to purchase stock having a fair market value of $15 at the time of exercise, the Optionee will not trigger any federal income tax, but $5 of income would be recognized for alternative minimum tax purposes. Also, the stock would have a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes. If in a subsequent year the stock is sold for $20, the gain recognized for regular income tax purposes is $10, and the gain for alternative minimum tax purposes is $5.

          Gain upon the sale of shares acquired through the exercise of an ISO will be treated as long-term capital gain if the sale occurs after the later of two years from the option grant date or one year from the option's exercise. If these holding periods are not met, the Optionee may recognize income in the year of disposition at ordinary income rates in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the exercise date over the exercise price, or (ii) the fair market value of the shares on the date of disposition over the exercise price.

          The Corporation cannot claim a compensation deduction with respect to an ISO if the Optionee satisfies the holding period rules. However, if the Optionee fails to satisfy the holding period rules, the Corporation may claim a deduction in the taxable year in which the Optionee disposes of the shares, with the deduction equal to the amount the Optionee is required to include as ordinary income. A legend may be placed on certificates issued upon exercise of ISOs to reflect these holding period rules.

          NONQUALIFIED STOCK OPTIONS. The mere grant of a NSO will not trigger any taxable income to the Optionee; correspondingly, the Corporation will not be entitled to a tax deduction upon the grant of a NSO. When any part of a NSO is exercised, the Optionee will be deemed to have received ordinary income in an amount equal to the difference between the option price and the fair market value of the Common Stock at the time of exercise. In the event an Optionee cannot sell shares acquired on the exercise of an option without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, the income recognition associated with the exercise is delayed (unless the Optionee elects otherwise under Section 83(b) of the Code within 30 days of the exercise) until the earlier of (i) six months after the purchase of the shares or (ii) the first day such restriction ceases.

          Upon the exercise of a NSO, the Corporation may claim a tax deduction in an amount equal to the amount of ordinary income realized by the Optionee, provided the Corporation satisfies its income tax reporting obligations under the Code. Unless the Optionee is an independent contractor or foreign resident, the Corporation may be required to withhold income taxes and employment taxes payable in connection with the exercise of a NSO. The Corporation may withhold from regular wages or supplemental wages, or otherwise insure that the amount of taxes required to be withheld is available for payment, including the withholding of an appropriate number of shares to be issued upon the exercise of a NSO.
         STOCK APPRECIATION RIGHTS. The grant of a stock appreciation right does not trigger taxable income to the recipient. Instead, the recipient will have taxable income upon the exercise of the stock appreciation right, with the amount of the taxable income equal to the fair market value of the shares designated by the appreciation right, less the initial fair market value of the underlying shares assigned as of the grant date. For recipients of stock appreciation rights who are employees of the Corporation, the Corporation will have withholding tax obligations. The Personnel Committee may make arrangements, such as the delay of payment, to ensure that sufficient funds are available to satisfy the Corporation's withholding tax responsibilities.

         At the time of exercise of a stock appreciation right, the Corporation may claim a tax deduction, in an amount equal to the taxable compensation recognized by the holder of the stock appreciation right.

         At the time of exercise, the Corporation is also entitled to a tax deduction, equal to the amount of income recognized by the Optionee upon exercise of the stock option.

         THE FOREGOING IS A SUMMARY OF COMPLEX FEDERAL INCOME TAX LAWS AFFECTING THE EXERCISE OF OPTIONS. STATE AND LOCAL INCOME TAX CONSEQUENCES TO AN OPTIONEE MAY DIFFER FROM FEDERAL INCOME TAX CONSEQUENCES. AN OPTIONEE WHO INTENDS TO EXERCISE AN OPTION OR DISPOSE OF SHARES ACQUIRED ON THE EXERCISE OF AN OPTION SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE AND LOCAL INCOME TAX CONSEQUENCES.


         PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


         The Audit Committee of the Board has appointed Moss Adams LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2006. Services provided to the Corporation and its subsidiaries by Moss Adams LLP in fiscal 2005 and 2004 are described under "INDEPENDENT AUDITORS" on pages 29 and 30.

         Representatives of Moss Adams LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.


                DIRECTORS' MEETINGS, COMMITTEES AND COMPENSATION


         The Board of Directors of the Corporation held 12 meetings in 2005. However, since the Board of Frontier Bank and the Board of the Corporation are the same, the directors at each Board meeting of Frontier Bank, of which 12 were held in 2005, review the financial records of the Corporation. Frontier Bank's Board of Directors has established certain standing committees, including the Audit, Nominating, Corporate Governance and Personnel Committee. The following table summarizes the current membership of the Board and each of its committees, as well as the number of times each committee met during fiscal 2005. Mark O. Zenger joined the Board on June 1, 2005 and David M. Cuthill and Patrick M. Fahey joined the Board on January 1, 2006.

---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------

              Name                     Board          Audit           Compensation/         Nominating         Corporate
                                                                        Personnel                              Governance
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
George E. Barber                         X                                  X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
David M. Cuthill                         X              X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Lucy DeYoung                             X            Chair                                     X                  X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Robert J. Dickson                      Chair                                                                       X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Patrick M. Fahey                         X              X                   X                   X                  X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Edward D. Hansen                         X                                Chair                 X                  X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
William H. Lucas                         X                                  X                   X                  X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
James H. Mulligan                        X                                  X                 Chair              Chair
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
William J. Robinson                      X              X                                       X                  X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Edward C. Rubatino                       X              X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Darrell J. Storkson                      X              X                   X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Mark O. Zenger                           X              X
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------
Number of meetings
held in 2005                            12              12                  4                   3                  1
---------------------------------- -------------- --------------- ---------------------- ----------------- -------------------

         Each member of the Board of Directors attended at least 75 percent of the Board and committee meetings of which they were a member.

         All Directors are considered independent under the NASDAQ rules except for Michael Clementz, John Dickson and Robert Dickson.

         AUDIT COMMITTEE. The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. Pursuant to the charter, the functions of the Audit Committee include:

         o        Serve as an  independent  and  objective  party to monitor the
                  Corporation's   financial   reporting   process,   system   of
                  disclosure controls, and internal control system;

         o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department;

         o Monitor the compliance by the Corporation with legal and regulatory requirements and with the Corporation's Corporate Governance Guidelines and Code of Ethics;

         o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors;

         o Prepare the Committee report required by the SEC rules to be included in the Corporation's annual proxy statement.

          The Board has determined that each member of the Audit Committee is "independent" within the meaning of NASDAQ rules. Mr. Zenger is an "audit committee financial expert" as that term is defined in SEC rules implementing requirements of the Sarbanes-Oxley Act of 2002.

         COMPENSATION (PERSONNEL) COMMITTEE. The functions of the Compensation (Personnel) Committee include establishment of policies with respect to the compensation of officers and employees of the Corporation and its subsidiaries.

         NOMINATING COMMITTEE. The functions of the Nominating Committee include recommending to the Board of Directors the slate of director nominees for election to the Board, to recommend an individual to be appointed Chairman of the Board and to identify and recommend candidates to be added to the Board between annual shareowner meetings as vacancies occur or otherwise as directed by the Board. A copy of the Committee's charter can be viewed at www.frontierbank.com.

         The Nominating Committee will consider nominations from shareowners, provided that such nominations are received by the Corporation's Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year's proxy statement for the annual meeting of shareowners. The Nominating Committee considers candidates for the Board based upon criteria that includes their business and professional skills, concern for the long-term interests of shareowners, and personal integrity and judgment. At least a majority of directors on the Board will be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director.

         In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Corporation during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Nominating Committee will be polled for suggestions as to potential candidates that may meet the criteria above, and will discuss candidates suggested by Corporation shareowners. The Nominating Committee then selects nominees by majority vote.

         CORPORATE   GOVERNANCE   COMMITTEE.   The  function  of  the  Corporate
Governance Committee is to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Corporation.

         DIRECTOR COMPENSATION. On the first day of each calendar year, each director has the option to receive an annual stock grant for a number of shares of the Corporation's common stock equal to the amount of the annual retainer ($64,000) divided by the fair market value of a share of the Corporation's common stock on the date of the grant, cash or a combination of both.

         Each nonemployee director also receives a fee of $2,800 for each Frontier Bank Board meeting attended. The Chair of the Board and the Chair of the Audit Committee each receives an additional fee of $200 for each Frontier Bank Board meeting attended. Directors do not receive any fees for attendance at Committee meetings.


                           SHARE OWNERSHIP INFORMATION


         The following table sets forth information, as of February 28, 2006, as to the shares of common stock beneficially owned by each director, the Chief Executive Officer of the Corporation and the four other highest paid executive officers during the year ended December 31, 2005 ("Named Executive Officers"), and by all executive officers and directors of the Corporation as a group. As reported in filings with the SEC, no shareowner beneficiary owned more than 5% of the Corporation's common stock as of February 28, 2006.


--------------------------------------- -------------------------- -----------------------

                                          AMOUNT AND NATURE OF         PERCENTAGE OF
                                        BENEFICIAL OWNERSHIP (2)   OUTSTANDING SHARES (3)
     NAME OF BENEFICIAL OWNER (1)
--------------------------------------- -------------------------- -----------------------
              DIRECTORS
--------------------------------------- -------------------------- -----------------------
George E. Barber                                  80,571                    *
--------------------------------------- -------------------------- -----------------------
David M. Cuthill                                   5,400                    *
--------------------------------------- -------------------------- -----------------------
Lucy DeYoung                                      20,721                    *
--------------------------------------- -------------------------- -----------------------
Robert J. Dickson**                              887,111 (4)                2.96%
--------------------------------------- -------------------------- -----------------------
Patrick M. Fahey                                   3,400                    *
--------------------------------------- -------------------------- -----------------------
Edward D. Hansen                                 294,060(5)                 *
--------------------------------------- -------------------------- -----------------------
William H. Lucas, DC                              62,818(6)                 *
--------------------------------------- -------------------------- -----------------------
James H. Mulligan                                221,662(7)                 *
--------------------------------------- -------------------------- -----------------------
William J. Robinson                              432,301(8)                 1.44%
--------------------------------------- -------------------------- -----------------------
Edward C. Rubatino                               370,674(9)                 1.24%
--------------------------------------- -------------------------- -----------------------
Darrell J. Storkson                              379,558(10)                1.27%
--------------------------------------- -------------------------- -----------------------
Mark O. Zenger                                    44,193(11)                *
--------------------------------------- -------------------------- -----------------------

--------------------------------------- -------------------------- -----------------------

                                          AMOUNT AND NATURE OF         PERCENTAGE OF
                                        BENEFICIAL OWNERSHIP (2)   OUTSTANDING SHARES (3)
     NAME OF BENEFICIAL OWNER (1)
--------------------------------------- -------------------------- -----------------------
NAMED EXECUTIVE OFFICERS
--------------------------------------- -------------------------- -----------------------
Michael J. Clementz**                            398,992 (12)               1.33%
--------------------------------------- -------------------------- -----------------------
John J. Dickson**                                206,089 (13)                  *
--------------------------------------- -------------------------- -----------------------
Connie L. Pachek                                  98,928 (14)                  *
--------------------------------------- -------------------------- -----------------------
Lyle E. Ryan                                      61,668 (15)                  *
--------------------------------------- -------------------------- -----------------------
James Ries                                        37,614 (16)                  *
--------------------------------------- -------------------------- -----------------------
All Directors  and Executive  Officers
as a group (20                                 3,754,262(17)               12.44%
persons)
--------------------------------------- -------------------------- -----------------------

*     Less than 1%.

** Michael J. Clementz and John Dickson also serve as Directors of the Corporation.

(1) As of February 28, 2006 there was no individual or entity known to the Corporation to be the beneficial owner of more than 5 percent of the Corporation's voting stock.
(2) In determining beneficial ownership, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power which includes the power to vote, or to direct the voting of, such securities and/or (2) investment power which includes the power to dispose, or to direct the disposition, of such security. In addition, for the purposes of this chart, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire: (a) through exercise of an option, warrant or right; (b) through the conversion of security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.
(3) Any securities not outstanding but which are subject to options, warrants, rights or conversion privileges set forth in footnote (2) above are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but not for the purpose of computing the percentage of the class by any other person.
(4) Includes 458,955 shares held by a family limited partnership in which Mr. Dickson and his spouse have voting and dispositive power.
(5) Includes 6,060 shares held by Mr. Hansen's spouse who has voting and dispositive power, 40,659 shares held by Mr. Hansen or Mr. Hansen's spouse in custody for children or grandchildren, 13,881 shares held in a charitable trust of which Mr. Hansen is trustee and has voting and dispositive power, and 132,213 shares held in an investment capacity of which Mr. Hansen has voting and dispositive power.
(6) Includes 4,922 shares held in a retirement trust capacity of which Mr. Lucas as voting and dispositive power, and 3,462 shares held by Mr. Lucas' spouse in a retirement trust who has voting and dispositive power.
(7) Includes 3,858 shares held by Mr. Mulligan's daughter with respect to which Mr. Mulligan disclaims beneficial ownership.
(8) Includes 35,283 shares held in a retirement trust capacity of which Mr. Robinson has voting and dispositive power, 16,339 shares held by Mr. Robinson's spouse in a retirement trust who has voting and dispostive power, and 546 shares held by Mr. Robinson's spouse in custody for grandchildren.
(9) Includes 171,017 shares held in a trust of which Mr. Rubatino is trustee and has voting and dispositive power.
(10) Includes 8,679 shares held by a profit sharing trust of which Mr. Storkson has voting and dispositive power.
(11) Includes 6,000 shares held in a life insurance trust which Mr. Zenger has voting and dispositive powers and 1,138 shares with a business partner with respect to which Mr. Zenger disclaims beneficial ownership.

(12) Includes 16,350 shares which Mr. Clementz has the right to acquire through the exercise of stock options; 5,569 shares owned by Mr. Clementz's spouse who has voting and dispositive power; 100,670 shares held in an LLC of which Mr. Clementz has the voting and dispositive power; and 58,350 shares held by Mr. Clementz's parent, with regard to which Mr. Clementz has power of attorney.
(13) Includes 19,057 shares which Mr. Dickson has the right to acquire through the exercise of stock options, 14,321 shares by Mr. Dickson or Mr. Dickson's spouse in custody for children and 9,495 shares held in trust of which Mr. Dickson has voting and dispositive power and includes 90,016 shares held by the family limited partnership as a result of his beneficial interest. These shares held by the family limited partnership are also included in Robert J. Dickson's holdings.
(14) Includes 596 shares by Ms. Pachek's spouse in custody for grandchildren.
(15) Includes 13,980 shares which Mr. Ryan has the right to acquire through the exercise of stock options and 1,238 shares owned by Mr. Ryan's son with respect to which Mr. Ryan disclaims beneficial ownership.
(16) Includes 18,508 shares which Mr. Ries has the right to acquire through the exercise of stock options, and 3,060 shares owned by Mr. Ries' daughter with respect to which Mr. Ries disclaims beneficial ownership.
(17) Includes 144,856 shares and options to purchase 99,665 shares not reflected elsewhere in the chart.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table shows the name of each executive officer of the Corporation (including Named Executive Officers) who are not also a director or nominee for director of the Corporation, their age and the offices held with the Corporation and Frontier Bank. All offices are held at the discretion of the Board of Directors.


---------------------------------------- -------- --------------------------------------------------------------------

                 NAME                      AGE                      OFFICE AND YEAR ASSUMED OFFICE
---------------------------------------- -------- --------------------------------------------------------------------
Carol E. Wheeler                           49     Chief  Financial  Officer of the  Corporation  (2003) and FFP, Inc.
                                                  (2003)
---------------------------------------- -------- --------------------------------------------------------------------
James F. Felicetty                         62     Secretary  and  Treasurer of the  Corporation  (1983) and FFP, Inc.
                                                  (1988)
---------------------------------------- -------- --------------------------------------------------------------------




COMPENSATION OF EXECUTIVES

         The following table sets forth certain compensation information with respect to the Corporation's Chief Executive Officer and four other most highly compensated officers for the fiscal years ended December 31, 2005, 2004 and 2003.

-------------------------------------------------------------------------------------------------------------------------

                                               SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                   ANNUAL COMPENSATION                    AWARDS
---------------------------- ------- ------------------------------------------------ ---------------- ------------------
                                                                      Other annual      Securities
Name and Principal Position                                         compensation(1)     Underlying         All other
                              Year       Salary          Bonus                            Options       compensation(2)
---------------------------- ------- --------------- -------------- ----------------- ---------------- ------------------
John J. Dickson              2005       $280,000       $165,071         $ 89,474           4,500            $8,400
Chief Executive Officer of   2004       $250,000       $ 98,588         $ 74,872           4,500            $8,200
Frontier Bank                2003       $163,250       $ 86,706         $ 25,031           4,500            $6,890

---------------------------- ------- --------------- -------------- ----------------- ---------------- ------------------
Michael J. Clementz          2005       $250,000       $103,456         $ 99,302           4,500            $8,400
President and Chief          2004       $240,000       $ 98,143         $ 72,761           4,500            $8,200
Executive Officer of         2003       $176,250       $127,396         $103,789           4,500            $8,034
Frontier Financial
Corporation
---------------------------- ------- --------------- -------------- ----------------- ---------------- ------------------
Connie L. Pachek             2005       $185,000       $ 89,958         $ 20,282           3,300            $8,400
EVP Operations and Human     2004       $173,000       $ 94,738         $ 17,889           3,300            $8,200
Resources of Frontier Bank   2003       $154,000       $ 86,382         $ 16,563           3,300            $6,496

---------------------------- ------- --------------- -------------- ----------------- ---------------- ------------------
Lyle E. Ryan                 2005       $215,000       $106,572         $ 20,394           4,500            $8,400
President and Chief          2004       $202,500       $ 96,233         $ 18,002           4,500            $8,200
Operating Officer of         2003       $174,500       $ 87,424         $ 17,518           4,500            $7,365
Frontier Bank
---------------------------- ------- --------------- -------------- ----------------- ---------------- ------------------
James W. Ries                2005       $200,000       $101,015         $ 20,338           4,500            $8,400
President, Real Estate       2004       $188,000       $ 95,499         $ 18,996           4,500            $8,200
Division of Frontier Bank    2003       $164,669       $ 86,970         $ 17,436           4,500            $6,950
---------------------------- ------- --------------- -------------- ----------------- ---------------- ------------------


(1) Includes Board fees, amounts paid pursuant to profit sharing, and certain other employee benefits. Does not include earnings on prior years' contributions to retirement plans.
(2)  Represents the matching contribution to the Corporation's 401(k) plan.

OPTION GRANTS

         The following table sets forth certain information regarding options to purchase shares of the Corporation's Common Stock granted to the Corporation's Chief Executive Officer and other Named Executive Officers during the fiscal year ended December 31, 2005.

----------------------------------------------------------------------------------------------------------------------

                                          OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
                                                                                         Potential Realizable Value
                                                                                          at Assumed Annual Rate of
                                                                                        Stock Price Appreciation for
                                                                                               Option Term(2)
----------------------------------------------------------------------------------------------------------------------
                            Number of      Percent of
                           Securities     Total Options
                           Underlying      Granted to
                             Options      Employees in                     Expiration
          Name               Granted       Fiscal Year       Exercise         Date          5% ($)         10% ($)
                                                             Price(1)
------------------------- -------------- ---------------- ---------------- ------------ --------------- --------------
    John J. Dickson           4,500             1.54%         $32.25        12/17/15       $91,268        $231,292
------------------------- -------------- ---------------- ---------------- ------------ --------------- --------------
  Michael J. Clementz         4,500             1.54%         $32.25        12/17/15       $91,268        $231,292
------------------------- -------------- ---------------- ---------------- ------------ --------------- --------------
  Connie L. Pachek (3)        3,300             1.13%         $32.25        12/17/15       $66,930        $169,614
------------------------- -------------- ---------------- ---------------- ------------ --------------- --------------
      Lyle E. Ryan            4,500             1.54%         $32.25        12/17/15       $91,268        $231,292
------------------------- -------------- ---------------- ---------------- ------------ --------------- --------------
     James W. Ries            4,500             1.54%         $32.25        12/17/15       $91,268        $231,292
------------------------- -------------- ---------------- ---------------- ------------ --------------- --------------

(1) The exercise price of the options is the fair market value of the Common Stock on the date of grant. Any shareowners that purchased stock at the same time would have the same value realized in their holdings.
(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 10% and 5% set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Corporation's Common Stock Price.
(3)  Includes options held by spouse who is also an employee.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

         The following table sets forth certain information regarding options exercised during the fiscal year ended December 31, 2005, and options held as of December 31, 2005, by the Corporation's Chief Executive Officer and other Named Executive Officers.

----------------------------------------------------------------------------------------------------------------------

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                          AND FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                                                                      $ Value of
                                                                               Number of             Unexercised
                                                                          Unexercised Options   in-the-Money Options
                                                                          at Fiscal Year-End     at Fiscal Year-End
                           Shares Acquired on                                Exercisable/                (1)
          Name                  Exercise             Value Realized          Unexercisable          Exercisable/
                                                                                                    Unexercisable
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Michael J. Clementz                ---                    ---                15,350/2,020            $110,800/0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
John J. Dickson                    626                  $15,530              19,057/2,020            $164,320/0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Connie L. Pachek (2)              1,017                 $14,614                13,980/0              $117,400/0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
James W. Ries                     1,570                 $32,510              18,507/2,020            $147,100/0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Lyle E. Ryan                       626                  $15,574              20,185/2,020            $182,470/0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) On December 31, 2005, the closing price of Common Stock was $32.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option, and are not reduced to reflect taxes payable with respect to such amount.
(2)  Includes options held by spouse who is also an employee.

In the table above, the shares exercised were granted in 1995, 1996, 1997, 1998, 2000, 2001, 2002 and 2003 at the price of the Common Stock on the date of the grant. Any shareowner that purchased the Corporation's Common Stock at that time would have realized the same appreciation in their holdings.


                   REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)


SUMMARY OF COMPENSATION POLICIES FOR EXECUTIVE OFFICERS


         The goals of the Corporation's compensation program are to: (1) enable the Corporation to attract, retain and motivate the most qualified talent who contribute to the long-term success of the Corporation, (2) align compensation with business objectives and performance, and (3) align incentives for executive officers with the interests of shareowners in maximizing shareowner value. The Corporation emphasizes performance-based compensation that is competitive in the marketplace and reviews its compensation practices annually by comparing them with competitors. The compensation policy also reflects the competition for executive talent and the unique challenges and opportunities facing the Corporation in the financial services market.


         The Corporation's compensation program for all employees generally includes both cash and equity-based factors. Consistent with competitive practices, the Corporation also utilizes cash bonuses and incentive plans based on achievements of financial performance objectives.


-------------------------

(1) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CASH COMPENSATION


         SALARY. The Corporation sets a base salary range for each executive officer, including the Chief Executive Officer, by reviewing the base salary for comparable positions of a peer group, which includes banks similar in size that compete with the Corporation in the recruitment and retention of senior personnel. Individual salaries for each executive officer are set relative to this target based on certain individual performance and contribution to the Corporation's results.


         CASH BONUSES. Certain employees of the Corporation are eligible to participate in the Corporation's cash incentive and bonus plans with executive employee bonuses determined by the Compensation Committee of the Board of Directors. These plans provide cash awards for meeting annual performance goals.


EQUITY-BASED COMPENSATION


         Incentive stock options are granted to all eligible "key employees." Employees are classified as key employees after: (1) the officer has been with the Corporation for a period of one year, or (b) the nonofficer has been with the Corporation for a period of five years. The number of shares granted to the key employee is based on a graduated scale, depending on the individual's level of responsibility. However, exceptions can be made to this policy by the Board of Directors. Options are immediately vested and expire ten years from the date of grant.


PRESIDENT AND CEO COMPENSATION


         The President and CEO's compensation is comprised of base salary, annual bonus and stock options. In determining the President and CEO's bonus and other compensation, the Committee considers the Corporation's annual financial performance, including profitability, asset growth, loan growth, and the nonperforming assets ratio. The Corporation traditionally pays the President and CEO's annual bonus with respect to the prior year's service at the beginning of each calendar year.


         In  reviewing  Mr.  Clementz's   performance  in  2005,  the  Committee
considered, in addition to the above criteria, the performance of certain of the Corporation's peers and several independent salary surveys.


         During 2005, Mr.Clementz received a salary of $250,000. In determining Mr. Clementz's compensation for 2005, the Committee considered the accomplishments for 2005 including: (1) asset growth (total assets increased $393.6 million, or 17.5%); (2) net loan growth (net loans increased $406.8 million, or 20.9%); (3) loan portfolio quality (nonperforming assets totaled $4.9 million, or .19% of total assets); (4) expense control (the efficiency ratio for 2005 was 41%); (5) return on average assets (ROA was 2.09%) and (6) return on average equity (ROE was 18.75%). Also noted was that the Corporation, when compared to six regional peers, was fifth in size, but the best in ROA, ROE, net interest margin, efficiency ratio, stock price to book value, and fourth in earnings. In 2005, Mr. Clementz received a cash bonus of $103,456, of which $90,000 was paid in 2006, and a stock option to purchase 4,500 shares of common stock. Mr. Clementz does not participate in the deliberations of the Committee relating to his compensation.

Submitted by members of the Committee:

                             Edward D. Hansen, Chair       James H. Mulligan
                                    George E. Barber        Darrell J. Storkson
                               William H. Lucas, DC

                       REPORT OF THE AUDIT COMMITTEE (1)


         The following is the report of the Audit Committee with respect to the Corporation's audited financial statements for the fiscal year ended December 31, 2005.

         The Audit Committee has reviewed and discussed the Corporation's audited financial statements with management. The Audit Committee has discussed with Moss Adams LLP, the Corporation's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, which includes, among other items, matters related to the conduct of the audit of the Corporation's financial statements. The Audit Committee has also received written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, which relate to the auditors' independence from the Corporation and its related entities, and has discussed with Moss Adams LLP their independence from the Corporation and has considered the compatibility of nonaudit services with the auditors' independence.

         The Audit Committee acts pursuant to the Audit Committee Charter. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the National Association of Securities Dealers (NASD).

         Based on the review and discussions above, the Audit Committee recommended to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

         Submitted by members of the Committee:

                                 Lucy DeYoung, Chair      William J. Robinson
                                 Edward C. Rubatino       Darrell J. Storkson
                                 Mark O. Zenger





                  CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

         The Board of Directors has adopted a Code of Ethics for Senior Financial Officers, which is applicable to the Chief Executive Officer, Chief Financial Officer, and other senior financial officers designated from time to time by the Chief Executive Officer, in respect of internal controls, and public disclosures of the Corporation, violations of the securities or other laws, rules or regulations and conflicts of interest. The Code of Ethics is published on the Corporation's website at www.frontierbank.com. The Corporation intends to disclose future amendments to or waivers for any executive officers of the Code of Ethics on the website promptly following the date of such amendment or waiver.





------------------------------

(1) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                        FIVE YEAR PERFORMANCE COMPARISON
                     TOTAL CUMULATIVE RETURN TO SHAREOWNERS


         The graph below provides an indicator of cumulative shareowner returns for the Corporation as compared with the NASDAQ Bank Index and the S&P 500 Index.

                               [GRAPHIC OMITTED]

-------------------------------------- ------------------------------------------------------------------
                                                                 PERIOD ENDING
-------------------------------------- ------------------------------------------------------------------
                INDEX                   12/31/01      12/31/02     12/31/03      12/31/04     12/31/05
-------------------------------------- ------------ ------------- ------------ ------------- ------------
Frontier Financial Corporation             106.50      106.62       141.27         165.56        212.30
-------------------------------------- ------------ ------------- ------------ ------------- ------------
NASDAQ Bank Index                          108.27      110.87       142.62         163.22        159.47
-------------------------------------- ------------ ------------- ------------ ------------- ------------
S&P 500 Index                              111.82       86.73       111.64         123.89        127.61
-------------------------------------- ------------ ------------- ------------ ------------- ------------

         The above presentation assumes $100 was invested on December 31, 2000, in the Corporation's Common Stock and each of the above indexes.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of reports and written representations furnished to it, the Corporation believes that during fiscal 2005 all filings with the SEC by its executive officers and directors complied with requirements for reporting ownership and changes in ownership of the Corporation's common stock pursuant to
Section 16(a) of the Securities Exchange Act of 1934.

              RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS


         During 2005, certain directors and executive officers of the Corporation and Frontier Bank, and their associates, were customers of Frontier Bank, and it is anticipated that such individuals will continue to be customers of Frontier Bank in the future. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not involve more than the normal risk of collectability or present other unfavorable features.


                              INDEPENDENT AUDITORS


         The independent public accounting firm of Moss Adams LLP audited the Corporation's consolidated financial statements for fiscal 2005 and has been similarly engaged in 2006. Representatives from Moss Adams LLP are expected to be present at the Annual Meeting of Shareowners and will be given an opportunity to make a statement and will be available to respond to appropriate questions.

AUDIT AND NONAUDIT FEES

         The following table presents fees for professional services rendered by Moss Adams LLP for the audit of the Corporation's annual financial statements for the fiscal years ended December 31, 2005 and 2004, and fees billed for other services rendered by Moss Adams LLP.



                                                 Fiscal Years Ended
                                                    December 31,
                                                 ------------------
                                          2005                      2004
                                     ---------------            --------------
            Audit fees                     $235,000                  $197,764
            Audit-Related fees               35,000                    12,225
            Tax fees                         18,500                    45,580
            All other fees                        -                         -
                                     ---------------            --------------
                                           $288,500                  $255,569
                                     ===============            ==============


         AUDIT FEES. Consists of fees billed to the Corporation for professional services rendered by Moss Adams LLP in connection with the integrated audit of the Corporation's financial statements and review of financial statements included in the Corporation's Forms 10-K and 10-Q or services to the Corporation in connection with statutory or regulatory filings or engagements.

         AUDIT-RELATED FEES. Consists of fees relating to the audit of the Corporation's pension plan, procedures related to Form S-4, and miscellaneous audit and accounting matters.

         TAX FEES. Consists of fees relating to preparation of the Corporation's federal income tax return, tax and miscellaneous tax questions.

         ALL OTHER FEES. There were no other fees for services not included above for fiscal years ended 2005 and 2004.

         The Audit Committee is responsible for pre-approving all auditing services and permitted nonaudit services to be performed for the Corporation by the independent auditors or any other auditing firm, except as provided in this paragraph. In no event shall the independent auditors perform any nonaudit services for the Corporation, which are prohibited by Section 10A(g) of the Exchange Act or of the SEC rules or the Public Corporation Accounting Oversight Board. The Committee establishes general guidelines for the permissible scope and nature of any permitted nonaudit services in connection with its annual review of the audit plan and shall review such guidelines with the full Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of nonaudit services if (i) the aggregate amount of all such nonaudit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the nonaudit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be nonaudit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of nonaudit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required as promptly as practicable in the Corporation's quarterly or annual reports required by
Section 13(a) of the Exchange Act.


                            SHAREOWNER COMMUNICATIONS

         Any shareowner wishing to communicate with the Corporation's Board of Directors should send its communication to the Secretary of the Corporation at Frontier Financial Corporation, 332 S.W. Everett Mall Way, P.O. Box 2215, Everett, WA 98203.

         Although the Corporation does not have a formal policy regarding attendance by a member of the Board of Directors at the Corporation's Annual Meeting of Shareowners, the Corporation has always encouraged its directors to attend and expects to continue its policy. In 2005,all of its Directors attended the Annual Meeting of Shareowners.

                  SHAREOWNER PROPOSALS FOR 2007 ANNUAL MEETING


         In order for shareowner proposals to be included in the 2007 proxy materials and considered at the 2007 Annual Meeting of Shareowners, proposals must be received by the Secretary of the Corporation at Frontier Financial Corporation, 332 S.W. Everett Mall Way, P.O. Box 2215, Everett, Washington 98203, no later than November 15, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission. In addition, if the Corporation receives notice of a shareowner proposal after November 10, 2006, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareowner proposal.


                                OTHER INFORMATION


         THE CORPORATION WILL FURNISH TO SHAREOWNERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO SHAREOWNER SERVICES, FRONTIER FINANCIAL CORPORATION, 332 S.W. EVERETT MALL WAY, P. O. BOX 2215, EVERETT, WA 98203.

         The Board of Directors knows of no other matters to be presented at the Annual Meeting. As of the date of the preparation of this Proxy Statement, no shareowner has submitted to the Board any proposal to be acted on at the Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.



THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED STAMPED ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

                                           By Order of the Board of Directors,

                                           /s/ James F. Felicetty
                                           -----------------------------------
                                           James F. Felicetty, Secretary

                                                                      APPENDIX A





















                         FRONTIER FINANCIAL CORPORATION



                            2006 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                                                         PAGE
SECTION 1.  PURPOSE.......................................................A-3

SECTION 2.  DEFINITIONS...................................................A-3

SECTION 3.  SHARES SUBJECT TO THIS PLAN...................................A-6

SECTION 4.  ADMINISTRATION................................................A-6

SECTION 5.  AWARDS AND ELIGIBLE PARTICIPANTS..............................A-7

SECTION 6.  PROVISIONS APPLICABLE TO ALL OPTIONS..........................A-8

SECTION 7.  PROVISIONS APPLICABLE TO ISOS ONLY............................A-9

SECTION 8.  STOCK GRANTS..................................................A-9

SECTION 9.  STOCK APPRECIATION RIGHTS....................................A-10

SECTION 10. TERMINATION OF EMPLOYMENT - FORFEITURE OF AWARDS.............A-11

SECTION 11. AWARDS NOT TRANSFERABLE......................................A-13

SECTION 12. CHANGES IN CORPORATION'S CAPITAL STRUCTURE...................A-13

SECTION 13. SECURITIES REGULATION. TAX LAW AND OTHER REQUIRED APPROVALS..A-15

SECTION 14. WITHHOLDING TAX REQUIREMENT..................................A-16

SECTION 15. STATUS OF SHAREHOLDER........................................A-16

SECTION 16. RIGHTS AND RELATIONSHIPS.....................................A-16

SECTION 17. AMENDMENT AND TERMINATION:  DURATION.........................A-17

SECTION 18. APPLICABLE LAW...............................................A-17

SECTION 19. EFFECTIVENESS OF THIS PLAN...................................A-17

                         FRONTIER FINANCIAL CORPORATION

                            2006 STOCK INCENTIVE PLAN


SECTION 1 PURPOSE. The purpose of this Frontier Financial Corporation 2006 Stock Incentive Plan (this "Plan") is to provide a means for Frontier Financial Corporation (the "Corporation") and its wholly-owned subsidiaries (hereinafter collectively the "Bank") to attract, motivate and retain employees and directors and to provide these individuals with greater incentive for their service to the Corporation and the Bank by linking their interests in the Corporation's success with those of the Corporation and its shareowners. The incentives will be in the form of options to purchase Shares of the Corporation's Common Stock, other awards of the Corporation's Common Stock and Stock Appreciation Rights (as defined below).

         SECTION 2 DEFINITIONS. When used in this Plan the following terms are defined as set forth below:

         "ADMINISTRATOR" shall mean the Personnel Committee of the Board or as provided in Section 4.1.

         "AWARD" shall mean a grant of an Option, Restricted Stock, or Stock Appreciation Right.

         "AWARD AGREEMENT" shall mean a written agreement that details the terms and conditions of a particular Award.

         "BANK"  means   Frontier  Bank  and,  in  the   aggregate,   all  other
wholly-owned subsidiaries of the Corporation.

         "BASE VALUE" with respect to a Stock Appreciation Right means the Fair Market Value of a Share of Common Stock as of the Grant Date.

         "BOARD" means the Board of Directors of the Corporation.

         "CAPITALIZATION   CHANGE"  means  a  change  affecting  the  number  of
outstanding  Shares of Common Stock as described  more  specifically  in Section
12.1.

         "CAUSE" has the meaning provided in Section 10.1.1.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means Common Stock of Frontier Financial Corporation.

         "CORPORATION" means Frontier Financial Corporation.

         "EFFECTIVE DATE" means January 1, 2006.

         "ELIGIBLE PARTICIPANTS" means officers, employees and members of the Board of Directors of the Corporation and the Bank.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the amount to be paid by an Optionee to exercise an Option.

         "FAIR MARKET VALUE" of a Share of Common Stock is the fair market value established in good faith by the Administrator, unless one of the following applies: (a) if the Common Stock is listed on the NASDAQ Stock Market, then the Fair Market Value is the average of the last reported sale price for the Common Stock as recorded by the NASDAQ Stock Market on each of the five (5) trading days ending on and including the day before the Award is priced; (b) if the Common Stock is not listed on the NASDAQ Stock Market, but is listed on the New York Stock Exchange or the American Stock Exchange, then the Fair Market Value is the average of the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange on each of the five (5) trading days ending on and including the day before the Award is priced; (c) if the Common Stock is of a class for which reports are required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act, but which is not listed on a national securities exchange or on the NASDAQ Stock Market, then the Fair Market Value shall be equal to the average of the closing price or last reported sale price of the Common Stock on each of the five (5) trading days ending on and including the day before the Award is priced, as quoted or disclosed by the market or exchange on which the Common Stock is listed. For purposes of this definition a "trading day" on an exchange or market is a day on which the number of Shares of Common Stock traded is equal to or greater than one-half of the average daily trading volume of the Common Stock measured over the then-current 90-day trailing average.

         "GRANT AGREEMENT" means a written agreement that details the terms and conditions of a particular Stock Grant.

         "GRANT DATE" means the date on which the Administrator completes the corporate action relating to the grant of an Award and all conditions precedent to the grant have been satisfied, provided that conditions relating to exercisability or vesting of an Award shall not defer the Grant Date.

         "GRANTEE" means an individual or entity who has received a Stock Grant under this Plan.

         "HOLDER" means an individual or entity who has received a Stock Appreciation Right under this Plan.

         "INCENTIVE STOCK OPTIONS" shall mean incentive stock options with the meaning of Section 422 of the Code.

         "NONQUALIFIED STOCK OPTIONS" shall mean any Option granted pursuant to this Plan that is not intended as an Incentive Stock Option.

         "OPTION" shall mean a right to purchase Shares pursuant to an Incentive Stock Option or a Nonqualified Stock Option, in accordance with the provisions of this Plan.

         "OPTION PRICE" shall mean the amount to be paid by an Optionee to exercise an Option.

         "OPTION AGREEMENT" means a written agreement that details the terms and conditions of a particular Option.

         "OPTIONEE" means an individual or entity who has received an Option under this Plan.

         "PERSONNEL COMMITTEE" means the Personnel Committee of the Corporation's Board of Directors, as constituted from time to time in compliance with the rules of the securities market (if any) upon which the Shares are then listed for trading.

         "PLAN" means this Frontier Financial Corporation 2006 Stock Incentive Plan.

         "PRIOR PLAN" means the Frontier Financial Corporation Incentive Stock Option Plan and the Frontier Financial Corporation 2001 Stock Award Plan, as more specifically described in Section 3.1.

         "RELATED ENTITY" means any entity that, directly or indirectly, is in control of, or under common control with, the Corporation.

         "SALES EVENT" means a change of control of the Corporation or substantially all of its assets, as more specifically described in Section 12.2.1.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" shall mean Shares of Common Stock.

         "STOCK APPRECIATION RIGHT" shall mean a right awarded to a Holder to receive a cash payment equal to the appreciation (if any) in the Fair Market Value of a Share from the Grant Date until the Stock Appreciation Right is exercised or cancelled for payment. At the discretion of the Administrator, and as provided in each individual Award Agreement, payment may be made in cash or by delivering an amount of Shares that have a Fair Market Value equal to the cash otherwise payable to the Holder, or a combination of cash and Shares.

         "STOCK APPRECIATION RIGHT AGREEMENT" means a written agreement that details the terms and conditions of a particular Stock Appreciation Right.

         "STOCK GRANT" means a grant pursuant to this Plan of one or more Shares, subject to such terms and conditions as the applicable Grant Agreement may provide.

         "TERMINATION OF EMPLOYMENT" means the severance from employment by an employee with the Corporation and the Bank, or in the case of a director, the cessation of the director's service as a director.

         "TOTAL DISABILITY" means, unless provided otherwise in the applicable Award Agreement, for purposes of this Plan, a mental or physical impairment that
(i) causes an individual to be unable to engage in any substantial gainful activity, after reasonable accommodation, and (ii) is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more. The status of Total Disability will be determined by the Administrator and, if requested by the affected Optionee or Holder, two (2) independent physicians, and shall be deemed to exist on the first day after the Administrator (and the two (2) independent physicians, if applicable) reach the conclusion.

     SECTION 3 SHARES SUBJECT TO THIS PLAN. The stock issuable under this Plan is the Corporation's Common Stock, with voting rights, either authorized but unissued or reacquired by the Corporation.

     3.1 AMOUNT. Subject to adjustment under Section y12.1, the maximum amount of Shares that may be issued for Awards under this Plan is 3,500,000, as such Shares were constituted on the Effective Date. The total shall include any Shares, as of the date of shareholder approval of this Plan, available for future awards under the Prior Plan, as well as any Shares that are represented by awards under the Prior Plan, which are cancelled or expire without the delivery of the Shares or which result in the reacquisition of the Shares by the Corporation. From the date of shareholder approval of this Plan, the Prior Plan shall cease to be effective for purposes of granting any additional Awards; provided, however, that the adoption of this Plan shall not be construed to amend or affect any securities or rights previously issued under the Prior Plan. The granting of Stock Appreciation Rights will not reduce the number of Shares available under this Plan, except to the extent the Corporation's obligations under the Stock Appreciation Rights are satisfied by delivering Shares under the Plan instead of cash. Notwithstanding the foregoing, the Board may, to the extent permitted by applicable law, increase the maximum amount of Shares that may be issued for Awards under this Plan to accommodate the substitution of Awards hereunder for an Option or other right to acquire stock of an entity which is acquired by the Corporation, but in no event shall the amount of Shares that may be issued for Awards under this Plan exceed 10% of the authorized Shares as of January 1, 2006.

     3.2 RETURNED SHARES. If any outstanding Option or Stock Appreciation Right expires, or is exchanged, canceled or terminated for any reason without having been exercised or realized in full, or all or part of a Stock Grant is forfeited because of the Grantee's Termination of Employment prior to satisfying the applicable vesting schedule, then the unpurchased, unissued or forfeited Shares subject to such Awards will again be available for issuance under this Plan. If the Corporation repurchases Shares of Common Stock issued pursuant to an Award, then the repurchased Shares will not be available again for issuance under this Plan, unless the Shares relate to an Option (or portion of an Option) that was exercised prior to becoming vested, which Shares are then repurchased by the Corporation, for the Optionee's Exercise Price, in conjunction with the Optionee's Termination of Employment prior to satisfaction of the underlying vesting schedule, in which case the repurchased Shares will again be available for issuance under this Plan; provided, that the aggregate number of Shares that may be issued upon the exercise of ISOs will in no event exceed 3,500,000, subject to adjustment from time to time as provided in Section 3.1 or 12.1.

     SECTION 4 .ADMINISTRATION.

     4.1 ADMINISTRATOR. The Personnel Committee will administer this Plan; provided, however, that if the Personnel Committee is not in existence or otherwise cannot administer this Plan, then the plan may be administrated by the Board or by a Committee or subcommittee of the Board, which subcommittee shall be comprised solely of independent directors (as determined by the rules of the securities markets on which the Shares are then listed for trading). The body charged with administering the Plan is referred to as the "Administrator." Notwithstanding the delegation of administrative authority, the Board has exclusive authority to (a) amend or terminate this Plan as provided in Section 17, and (b) remove members from and add members to the Administrator. Subject to the rules of the securities markets on which the Shares are then listed for trading, the Administrator may further delegate administrative duties to those officers and managers of the Corporation as it so determines.

     4.2 PROCEDURES. The Administrator may hold meetings at such times and places as it determines, and from time to time adopt and amend rules and regulations relating to the administration of this Plan, provided that absent the adoption of any formal rules, the acts of a majority of the members of the Administrator at a meeting, or acts approved in writing by all Administrator members, are valid acts of the Administrator.

     4.3 RESPONSIBILITIES. Except as stated elsewhere in this Plan, the Administrator has discretionary authority to administer all matters relating to Awards, including but not limited to the authority to recommend to the Board the selection of Eligible Participants to receive Awards, the number of Shares subject to each Award, the Exercise Price to be paid for any Option, any vesting or forfeiture schedule, the acceleration of the exercise date, and the extension of the exercise period. In exercising authority hereunder, the Administrator and the Board shall have full and unrestricted discretion subject only to the limits of applicable law and the rules of the securities markets on which the Shares are then listed for trading. The Administrator and the Board shall be under no obligation or duty to treat, or to forbear from treating, similarly situated Grantees, Holders or Optionees in the same manner, and any action taken by the Administrator or the Board with respect to the grant of an Award to any one individual shall in no way obligate the Administrator or the Board to take the same or similar action with respect to any other individual.

     4.4 PLAN  CONSTRUCTION  AND  INTERPRETATION.  Subject to Section  4.5,  the
Administrator  may correct any defect,  supply any  omission,  or reconcile  any inconsistency (a) within this Plan, (b) between this Plan and any related agreement, or (c) between this Plan and any rule or regulation promulgated under this Plan, in the manner and to the extent the Administrator deems appropriate to carry out this Plan, subject in each case to rules of the securities markets on which the Shares are then listed for trading. The Administrator's interpretation or construction of any such Plan provision, related agreement, rule or regulation shall be final, conclusive and binding on all interested parties.

     4.5 AMENDMENT OF AWARDS. The Administrator may modify or amend outstanding Awards granted under this Plan. The modification or amendment of an outstanding Award shall not, without the consent of the Grantee, Holder or Optionee, impair, diminish or terminate any of the rights of the Grantee, Holder or Optionee or any of the obligations of the Corporation under the Award, except as otherwise provided in this Plan, or as required to comply with applicable law. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding ISOs granted under this Plan will be made in a manner so as not to constitute a "modification," as defined in Code Section 424(h), and so as not to cause any ISO to fail to continue to qualify under Code Section 422(b).

     SECTION 5 AWARDS AND ELIGIBLE PARTICIPANTS.

     5.1 TYPES. Subject to Section 4, the Administrator may, from time to time, grant under this Plan (a) incentive stock options (also referred to as "ISOs"), as defined in Code Section 422, (b) options that do not qualify as ISOs (referred to as "nonqualified stock options" or "NQSOs"), (c) Stock Grants or
(d) Stock Appreciation Rights. ISOs, NQSOs, Stock Grants and Stock Appreciation Rights may be granted singly or in combination.

     5.2 ELIGIBLE PARTICIPANTS. The Board, as it determines from time to time, may grant Awards to Eligible Participants based on recommendations from the Administrator and the Chief Executive Officer of the Corporation. Provided, an ISO shall not be granted to a director who is not also an employee.

5.3 TERMS AND CONDITIONS. The terms and conditions of Awards granted under this Plan need not be identical in any respect, even when grants are made simultaneously or to persons with the same or similar status.

     SECTION 6 PROVISIONS  APPLICABLE  TO ALL OPTIONS.  The  provisions  of this
Section 6 apply to both ISOs and NQSOs.

     6.1 OPTION AGREEMENT. Each Option will be evidenced by an Option Agreement that incorporates this Plan by reference and describes the terms and conditions of the Option. In particular, the Option Agreement will specify the number of Shares of Corporation Stock that may be purchased, whether the Option is an ISO or a NQSO, the Option's expiration date, the schedule (if any) under which the Option may be exercised, the Exercise Price, and any other terms, conditions, restrictions, representations or warranties required by the Administrator.

     6.2 EXERCISE PRICE. The Board will determine the Exercise Price of NQSOs and ISOs, provided the per share Exercise Price will not be less than the Fair Market Value of a Share of the Common Stock as of the Grant Date.

     6.3 TERM. The term of each Option will be ten (10) years from the Grant Date, unless a shorter period is required under Section 7 or the Administrator establishes a shorter period of time.

     6.4 VESTING. To ensure the Corporation achieves the purposes and receives the benefits contemplated in this Plan, any Option granted under this Plan shall, unless the condition of this Section 6.4 is waived or modified in the Option Agreement or by action of the Administrator, be exercisable according to the following schedule:


              Period of Optionee's Continuous
              Service Relationship With the
              Corporation or Bank                    Portion of Total Option
              From the Grant Date                    That is Exercisable

              Less than 1 year                                  0    %
                                    1 year                     33 1/3%
                                    2 years                    66 2/3%
                                    3 years                       100%

     6.5 EXERCISE. The Recipient may exercise Options by delivering written notice to the Administrator of the number of Shares sought to be exercised, together with payment of the Exercise Price, and any applicable taxes. The Administrator may specify the form of such notice and the manner of its delivery. Subject to any vesting schedule in the Option Agreement and to any additional holding period required by law, the Optionee may exercise each Option in whole or in part, except that only whole Shares of Common Stock will be issued pursuant to the exercise of any Option.

     6.6 PAYMENT OF EXERCISE PRICE. An Optionee must pay the Exercise Price in full at the time of exercise. Payment of the Exercise Price shall be in cash, by bank certified or cashier's check or by personal check (unless at the time of exercise the Administrator in a particular case determines not to accept a personal check). The Administrator may determine in its complete discretion, as of the Grant Date for ISOs or at any time before exercise for NQSOs, that alternative forms of payment will be permitted, including but not limited to installment payments on such terms as the Administrator may determine or various cashless exercise arrangements. Unless otherwise provided by the Administrator, an Option may not be exercised by tender to the Corporation, or attestation to the ownership, of Shares of Common Stock unless the Shares either have been owned by the Optionee for more than six (6) months (and were not used for another Option exercise by attestation during that period) or were not acquired, directly or indirectly, from the Corporation.

     SECTION 7 PROVISIONS APPLICABLE TO ISOS ONLY. ISOs are subject to the following terms and conditions, in addition to the provisions of Section 6:

     7.1.1 GREATER THAN 10% SHAREOWNERS. If the Corporation grants ISOs to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Corporation, with stock ownership to be determined in light of the attribution rules set forth in Code Section 424(d), the term of such ISO may not exceed five (5) years and the Exercise Price may be not less than 110% of the Fair Market Value of the Common Stock on the ISO's Grant Date. To the extent an Option purports to be an ISO but exceeds these limits, the Option will be deemed to be a NQSO.

     (8) LIMITATION ON VALUE. The aggregate Fair Market Value of all Shares available under ISOs to any individual (under this Plan and any other incentive stock option plan of the Corporation or a Related Entity) that are exercisable for the first time in any calendar year may not exceed $100,000. For purposes of this limit, Fair Market Value is measured as of the Grant Date of the applicable Option. To the extent Options are granted as ISOs but exceed the $100,000 threshold, the Options beyond the $100,000 threshold (starting with the most recent grants) shall be treated as NQSOs. If the Code is amended to provide for a different limitation from that set forth in this Section (8), then that different limitation will be deemed incorporated into this Plan, effective as of the date and with respect to those Options as dictated by the applicable amendment to the Code. If an Option is treated as possessing both ISOs and NQSOs by virtue of the limitation of this Section (8), then upon exercise the Optionee may designate whether the portion being exercised constitutes ISOs or NQSOs (or both). In the absence of a designation by the Optionee, the Optionee will be deemed to have first exercised the ISO portion of the Option. The Plan Administrator may direct that separate certificates be issued to reflect the exercise of ISOs versus the exercise of NQSOs.

     SECTION 8. STOCK GRANTS.

     8.1 GRANTS OF STOCK. The Board is authorized to make Stock Grants (or Awards denominated in Common Stock) on such terms and conditions and subject to such restrictions, if any, as the Board determines in its sole discretion, as set forth in a corresponding Grant Agreement. The terms, conditions and restrictions that the Board has the power to determine includes, without limitation, the manner in which Shares subject to Stock Grants are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the underlying Shares shall occur by reason of Grantee's Termination of Employment.

     8.2 ISSUANCE OF SHARES. Upon the satisfaction of any terms, conditions and restrictions prescribed in connection with a Stock Grant, or upon the Grantee's release from any terms, conditions and restrictions, as determined by the Administrator, the Corporation will release, as soon as practicable, to the Grantee, or in the case of the Grantee's death, to the personal representative of the Grantee's estate or other individual or entity as an appropriate court directs, the appropriate number of Shares of Common Stock. At the time the Award is made, the Administrator will determine whether the certificates for unvested Shares will be held in escrow, pending vesting, or delivered to the Grantee for holding, but containing a legend that outlines the potential risk of forfeiture, as contemplated by Section 13.4. Regardless of whether held in escrow, and regardless of whether subject to a vesting condition, the Grantee shall, as of the Grant Date, have all rights of a shareholder including the right to vote and to receive dividends as declared.

8.3 WAIVER OF RESTRICTIONS. Notwithstanding any other provision of this Plan, the Administrator may, in its sole discretion, waive forfeiture restrictions and any other terms, conditions or limitations on any Stock Grant under such circumstances and subject to such terms and conditions as the Administrator deems appropriate.

8.4 VESTING. To ensure the Corporation achieves the purposes and receives the benefits contemplated in this Plan, any Stock Grant under this Plan, unless the condition of this Section 8.4 is waived or modified in the Grant Agreement or by action of the Administrator, shall vest in accordance with the following schedule:

              Period of Grantee's Continuous
              Service Relationship With the
              Corporation or Bank                    Portion of Stock Grant
              From the Grant Date                    That is Vested


              Less than 5 years                               0%
              After 5 years                                 100%

     SECTION 9. STOCK APPRECIATION RIGHTS.

     9.1 STOCK APPRECIATION RIGHTS. In addition to other Awards available under this Plan, the Administrator may grant Stock Appreciation Rights. Any grant of Stock Appreciation Rights may, but need not, be associated with Shares subject to a specific Option. If a grant of Stock Appreciation Rights is associated with Shares subject to a specific Option, then, unless otherwise provided in the applicable Award Agreement, the Stock Appreciation Rights shall terminate upon
(a) the expiration, termination, forfeiture or cancellation of the Option or (b) the exercise of such Option. Similarly, if a grant of Stock Appreciation Rights is associated with Shares subject to a specific Option, then, unless otherwise provided in the applicable Award Agreement, the Option associated with the Stock Appreciation Rights shall terminate upon the exercise of the Stock Appreciation Rights. Each grant of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Right Agreement that specifies the term, which in no event may exceed ten (10) years from the Grant Date. In addition, each Stock Appreciation Right Agreement representing a grant of Stock Appreciation Rights will designate the applicable Fair Market Value of a Share of Common Stock as of the Grant Date (sometimes referred to as the "Base Value"). The possession of a Stock Appreciation Right shall not, in and of itself, convey to the Holder any of the rights or attributes of a shareholder, but only the right (subject to certain conditions) to receive payment in connection with appreciation (if any) of the Shares.

     9.2 ELIGIBILITY. Stock Appreciation Rights under this Section 9 may be granted to any Eligible Participant, as determined by the Board in its complete discretion.

     9.3 SHARES SUBJECT TO STOCK APPRECIATION RIGHTS. The Shares subject to Stock Appreciation Rights under this Section 9 are as described in Section y3 of this Plan.

     9.4 VESTING. To ensure the Corporation achieves the purposes and receives the benefits contemplated in this Plan, any Stock Appreciation Right granted under this Plan shall, unless the condition of this Section 9.4 is waived or modified in the Stock Appreciation Right Agreement or by action of the Administrator, be exercisable according to the following schedule:

                  Period of Holder's Continuous
                  Service Relationship With the           Portion of Total Stock
                  Corporation or Bank                     Appreciation Right
                  From the Grant Date                     That is Exercisable

                  Less than 1 year                                0    %
                                                 1 year          33 1/3%
                                                 2 years         66 2/3%
                                                 3 years            100%

     9.5 EXERCISE OF STOCK APPRECIATION RIGHTS. Upon the exercise of a Stock Appreciation Right, the Holder shall be entitled to receive a cash payment for each Share covered by the portion of the Stock Appreciation Right being exercised, which payment is equal to the excess of (a) the Fair Market Value of a Share on the exercise date over (b) the Base Value, as designated in the corresponding Stock Appreciation Right Agreement. In the discretion of the Administrator, payment may be made in Shares. All payments in connection with the exercise of Stock Appreciation Rights shall be made as soon as practicable, but in no event later than seven (7) business days after the effective date of the exercise of the Stock Appreciation Right. Each Stock Appreciation Right may be exercised on such date or dates, and during such period and with respect to a number of Shares, as determined by the Administrator and as set forth in the corresponding Stock Appreciation Right Agreement. The exercise of a Stock Appreciation Right shall also be subject to such terms and conditions as specified in the corresponding Stock Appreciation Right Agreement, which conditions may include minimum exercise amounts and the ability to elect a partial exercise. Unless provided otherwise in the Stock Appreciation Right Agreement, each Stock Appreciation Right shall be exercised by delivering notice to the Corporation's principal office, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise. The notice shall be accompanied by the applicable Stock Appreciation Right Agreement and specify the number of Shares with respect to which the Stock Appreciation Right is being exercised and the effective date of the proposed exercise.

     SECTION 10. TERMINATION OF EMPLOYMENT - FORFEITURE OF AWARDS. Except as provided otherwise in the applicable Award Agreement or as otherwise agreed by the Corporation and the Grantee, Optionee or Holder, all Awards that are unvested or still subject to forfeiture restrictions automatically expire upon Optionee's, Grantee's or Holder's Termination of Employment for any reason other than the transfer of such Optionee's, Grantee's or Holder's employment, without a break in employment other than for vacation or a bona fide leave of absence approved by the Administrator, to another entity affiliated with the Corporation. And except as provided otherwise in the applicable Award Agreement, the effect of a Termination of Employment upon vested and nonforfeitable Awards is as follows:

     10.1 TERMINATION FOR CAUSE.

     (9) EFFECT UPON OPTIONS AND STOCK APPRECIATION RIGHTS. If an Optionee's or Holder's Termination of Employment is for Cause, then, as of the Corporation's first discovery of any of the grounds for termination for Cause, any unexercised Option or unexercised Stock Appreciation Right held by that Optionee or Holder shall automatically terminate. If an Optionee or Holder is suspended pending an investigation of whether or not the Optionee or Holder will be terminated for Cause, then all of the Optionee's or Holder's rights under any Option or Stock Appreciation Right will also be suspended during the period of investigation.

     10.1.1 DEFINITION OF CAUSE. Termination for "Cause" means the Optionee's, Holder's or Grantee's (a) failure to carry out the responsibilities normally associated with the individual's position, violation of Corporation or Bank (hereinafter "Corporation") policy or gross negligence in the performance of his or her duties, (b) willful refusal to perform his obligations to the
Corporation, (c) willful misconduct contrary to the interests of the Corporation, (d) commission of a serious criminal act whether denominated a felony, misdemeanor or otherwise, or (e) engaging in activities directly in competition or antithetical to the best interests of the Corporation. To the extent an Optionee, Holder or Grantee is a party to an employment agreement or offer letter of employment with the Corporation that defines "cause" or a similar term, then the meaning set forth in that agreement shall also be considered "Cause" for purposes of this Plan.

     10.2 TERMINATION BECAUSE OF TOTAL DISABILITY. If an Optionee's or Holder's Termination of Employment is because of a "Total Disability," then the Optionee's or Holder's vested Options or Stock Appreciation Rights (determined as of the termination) shall not terminate (and any ISOs will not cease to be treated as ISOs) until the sooner of (a) the end of the 12-month period following such termination or (b) the normal expiration date of the Option or Stock Appreciation Right. The application of this Section 10.2 will not accelerate the vesting of Options or Stock Appreciation Rights. Once a determination of Total Disability has been made, any unvested Options will cancel.

     10.3 TERMINATION BECAUSE OF, OR SHORTLY BEFORE, DEATH. If an Optionee's or Holder's Termination of Employment is by reason of death (a) while employed with the Corporation or Bank or (b) within the 60-day period (or 12-month period in the case of Total Disability) following cessation of such relationship, then any vested Options or Stock Appreciation Rights may be exercised at any time prior to the end of the 12-month period following the death or the regular expiration date applicable to the Option or Stock Appreciation Right, whichever is earlier. Unless provided otherwise in the applicable Award Agreement, the application of this Section 10.3 will not accelerate the vesting of Options or Stock Appreciation Rights. The vested portion of the Option or Stock Appreciation Right (determined as of the Optionee's or Holder's date of death) may be exercised by the personal representative or the person to whom the Optionee's or Holder's rights pass by will or by the laws of descent and distribution.

     10.4 OTHER TERMINATIONS. If an Optionee's or Holder's Termination of Employment is for a reason other than Cause, death, or Total Disability, the Optionee or Holder may exercise vested Options or Stock Appreciation Rights until the earlier of (a) the end of the 90-day period following Termination of Employment, or (b) the expiration date stated in the Award Agreement, after which all unexercised Options or Stock Appreciation Rights will expire. Provided, unless the Award Agreement provides otherwise, in the case of an Optionee's or Holder's voluntary Termination of Employment, the Optionee's or Holder's right to exercise vested Options or Stock Appreciation Rights shall terminate immediately as of the effective date of Termination of Employment. However, the Administrator may extend the exercise period, in its sole discretion, provided that ISOs exercised beyond the three (3) month period following Termination of Employment will be treated as NQSOs. Unless provided otherwise in an individual Award Agreement, an Optionee's or Holder's change in status from being an employee to a nonemployee worker (such as a consultant) will not constitute a Termination of Employment for purposes of applying the provisions of this Section 10.4 to any ISOs held by the Optionee, provided that the Optionee's exercise of any ISO beyond the three (3) month period following the change of the Optionee's status from being an employee to a nonemployee worker will be treated as the exercise of a NQSO. If an Optionee or Holder dies during the 90-day post-employment period (or within the 12-month period, in the event of Total Disability), the exercise period will extend for a 12-month period following death, unless sooner terminated, as provided in Section 10.3.

     10.5 MILITARY LEAVE, SICK LEAVE AND GRANTEE'S BONA FIDE LEAVE OF ABSENCE. To the extent determined by the Administrator, an Optionee's or Holder's employment with the Corporation may be deemed to continue while the Optionee, Grantee or Holder is on military leave, sick leave or other bona fide leave of absence, except that the vesting provisions under the Option, Stock Grant or Stock Appreciation Right may be suspended during the period of leave, unless the individual's reemployment rights are guaranteed by statute or by contract. With respect to ISOs, employment will not be deemed to continue beyond the first 90 days of leave, unless the individual's reemployment rights are guaranteed by statute or by contract.

     10.6 EFFECT OF TERMINATION UPON STOCK GRANTS. Unless provided otherwise in the applicable Award Agreement, if a Grantee's Termination of Employment occurs for any reason, including Cause, death, Total Disability or otherwise, then all Shares still subject to a vesting schedule and corresponding risk of forfeiture (pursuant to the applicable Grant Agreement) at the time of termination shall be deemed forfeited and revert back to the Corporation, without payment or other consideration to the Grantee. In the event a Grantee is suspended pending an investigation of whether or not the Grantee will be terminated for Cause, then all of the Grantee's rights under any unvested Shares will also be suspended during the period of investigation.

     SECTION 11. AWARDS NOT TRANSFERABLE. Awards are personal to the Optionee, Holder or Grantee during their lifetime and may not be transferred, assigned, pledged, attached or otherwise disposed of in any manner, except by will or the laws of descent and distribution, and provided further that to the extent authorized by the Administrator, on a case by case basis, an Optionee may transfer NQSOs, or a Holder or Grantee may transfer Awards, into a revocable trust created by the Optionee, Holder or Grantee for the benefit of the Optionee's, Holder's or Grantee's descendants, to an immediate family member, or to a partnership in which only immediate family members or such trusts are partners. Any attempt to transfer, assign, pledge, attach or otherwise dispose of any Award contrary to this Section y11 will be null and void.

     SECTION 12. CHANGES IN CORPORATION'S CAPITAL STRUCTURE.

     12.1 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event causing a capital adjustment affecting the number of outstanding Shares of Common Stock ("Capitalization Change"), the Administrator will make corresponding adjustments to preserve the relative value of Awards. To that end the Administrator will make adjustments, as necessary, in: (a) The aggregate number or kind of Shares for which Options or Stock Appreciation Rights may be granted under this Plan; (b) the number or kind of Shares covered by any outstanding Options or Stock Appreciation Rights under this Plan; and (c) other terms of this Plan or outstanding Options or Stock Appreciation Rights that merit a change in conjunction with the Capitalization Change. Any fractional Shares resulting from an adjustment will be disregarded. In the event the Corporation issues additional Shares of Common Stock for consideration (including noncash consideration), neither the total amount of Shares subject to this Plan, nor the amount of Shares subject to any outstanding Award, will be adjusted. The Administrator's determination as to what adjustments should be made and the extent of the adjustments will be final, binding and conclusive.

     12.2 EFFECT OF SALE, MERGER OR EXCHANGE.

     12.2.1  TERMINATION OF OPTIONS AND STOCK  APPRECIATION  RIGHTS.  Subject to
Section 12.2.2, upon the completion of a "Sales Event" (as defined below) any unexercised Options or Stock Appreciation Rights will expire and cease to be effective. Notwithstanding the foregoing, in the complete discretion of the Administrator and/or the Board, the Corporation may (a) cash out some or all of unexercised vested Options or Stock Appreciation Rights by paying each affected Optionee or Holder an amount equal to the Fair Market Value of a Share of Common Stock (as determined for purposes of the Sales Event), multiplied by the number of Shares of Common Stock available under the vested portion of the Optionee's Option or Holder's Stock Appreciation Right, reduced by the aggregate Exercise Price or Base Value associated with that portion of the Option or Stock Appreciation Right, or (b) continue some or all of the Options or Stock Appreciation Rights, subject to the same terms and conditions (including the vesting schedule, if any) that applied prior to the Sales Event, modified as deemed appropriate by the Administrator in conjunction with the Sales Event, or
(c) take some other action which in its sole discretion the Administrator and/or the Board deems to be appropriate under the circumstances. Provided, it is intended that Optionees and/or Holders shall not be disadvantaged by any such action. For purposes of this Plan a "Sales Event" will include the consummation of (i) a complete liquidation of the Corporation, (ii) a sale of substantially all of the Corporation's assets, (iii) a sale of the Corporation's Common Stock after which voting control of the Corporation is held by persons who were not shareowners of the Corporation prior to the sale or (iv) a merger, consolidation, reorganization or other similar event that shifts voting control of the Corporation (or any successor entity) to persons who were not shareowners of the Corporation prior to the transaction. Unless provided otherwise in the applicable Award Agreements, or pursuant to an action of the Board, the vesting schedules applicable to outstanding Options, Stock Grants or Stock Appreciation Rights will not accelerate in connection with a Sales Event.

     12.2.2 CONVERSION OF STOCK FOR STOCK EXCHANGE. If pursuant to a Sales Event the shareowners of the Corporation receive securities of another entity ("Exchange Securities") in exchange for their Shares of Common Stock, then the Corporation and the entity issuing the Exchange Securities may (at their discretion) provide that any unexercised Options or Stock Appreciation Rights or unvested Stock Grants (or any combination) under this Plan will be converted into stock appreciation rights, options to purchase or grants to receive of Exchange Securities. The number of shares and exercise price of stock appreciation rights, options or grants for Exchange Securities will be determined by adjusting the number of shares and Exercise Price of the unexercised Options, Stock Appreciation Rights and Stock Grants (as applicable) in the same proportion as used for determining the number of shares of Exchange Securities that the shareowners of Common Stock receive in the transaction. Other than the potential changes to the Exercise Price, Base Value and number of shares of the outstanding Stock Appreciation Rights or Options, all of the terms and conditions relating to the converted Options or Stock Appreciation Rights under this Plan shall apply to options for the Exchange Securities, unless otherwise determined by the Administrator.

     12.2.3 NO RESTRICTION ON ABILITY TO ACCOMPLISH CORPORATE CHANGES. This Plan and Awards granted hereunder will not in any way limit the right or power of the Corporation, or its shareowners, to make or authorize any or all adjustments in connection with recapitalizations, reorganizations or other changes in the Corporation's structure or its business, or any merger or consolidation of the Corporation, or any issuance of stock or of options, warrants or rights to purchase stock or bonds, debentures, preferred or prior preference shares whose rights are superior to or affect the Common Stock or rights of holders thereof or which are convertible into or exchangeable for Common Stock, the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any corporate act or proceeding, whether of a similar character or otherwise.

     SECTION 13. SECURITIES REGULATION. TAX LAW AND OTHER REQUIRED APPROVALS. The Corporation shall not issue Shares subject to an Option, Stock Appreciation Right or Stock Grant unless the exercise, issuance and delivery of such Shares comply with all relevant provisions of law, including any applicable state securities laws, the Securities Act, the Exchange Act, any relevant securities rules and regulations, and the requirements of any stock exchange or interdealer quotation system in which the Shares may then be listed. The issuance of Shares shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares under this Plan.

     13.1 EFFECT OF LACK OF AUTHORITY. The Corporation will use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization in order to issue the number of Shares of its Common Stock as needed to satisfy the requirements of this Plan. The Corporation's inability to obtain the authority that Corporation's counsel deems to be necessary for the lawful issuance of any Shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any Shares under this Plan, shall relieve the Corporation of any liability with respect to the nonissuance of such Shares.

     13.2 SECTION 16(b) COMPLIANCE; BIFURCATION OF PLAN. As long as the Corporation has registered any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act, this Plan and the Awards granted under this Plan shall comply in all respects with Rule 16b-3 under the Exchange Act (or any successor rule relating to the exemption from Section 16(b) of the Exchange Act of disgorgement liability for arrangements respecting the Shares approved by the Board or a Committee thereof). If any Plan provision is later found not to be in compliance with Rule 16b-3, the provision shall be deemed null and void, or if possible construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Administrator, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Optionees, Holders and Grantees who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning other Holders, Grantees or Optionees. This provision shall not obligate the Corporation to undertake registration of any of the Awards.

     13.3 REPRESENTATIONS AND WARRANTIES. As a condition to granting any Award, the Corporation may require the recipient to make any representation or warranty to the Corporation as may be required, in the judgment of the Corporation, including executing and delivering to the Corporation an agreement as may from time to time be necessary to comply with federal and state securities laws. At the election of the Corporation, a stop-transfer order against any Shares of stock may be placed on the official stock books and records of the Corporation, and a legend may be stamped on stock certificates indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Corporation) stating that such transfer is not in violation of any applicable law or regulation.


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     13.4  LEGENDS ON OPTION  AGREEMENTS,  STOCK  APPRECIATION  RIGHTS AND STOCK
CERTIFICATES. Unless an appropriate registration statement is filed pursuant to the Securities Act, with respect to the Shares of Common Stock issued under this Plan, each certificate representing such Common Stock shall be endorsed with the following legend or its equivalent:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, assigned, offered or otherwise transferred unless (a) there is an effective registration statement under the Act, or (b) the Corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for the Corporation) stating that the transaction is exempt from registration or the Corporation otherwise satisfies itself that the transaction is exempt from registration.

In addition to this legend, each Award Agreement and each certificate representing Shares of Common Stock acquired through an Award shall be endorsed with all legends, if any, which are required by applicable state securities laws and the Administrator, including without limitation to reflect the existence of vesting of ownership and contractual restrictions on transfer.

     SECTION 14. WITHHOLDING TAX REQUIREMENT. The Corporation will have the right to retain and withhold from any payment of cash, or Shares, the amount of taxes required by any government to be withheld. The Corporation may require an individual receiving cash or Shares of Common Stock under this Plan to advance or reimburse the Corporation for any such taxes required to be withheld and may withhold any distribution in whole or in part until the Corporation is so reimbursed. In lieu of withholding or reimbursement, the Corporation has the right to withhold from any other cash amounts due or to become due from the Corporation to the individual in an amount equal to the taxes, or to retain and withhold a number of Shares having a market value not less than the amount of the taxes required to be withheld as reimbursement for any taxes and cancel (in whole or in part) any Shares so withheld.

     SECTION 15. STATUS OF SHAREHOLDER. No Optionee or Holder, nor any party to which an Optionee's or Holder's rights and privileges may pass, will have any of the rights or privileges of a shareholder of the Corporation with respect to the Shares related to an Option or Stock Appreciation Right unless, until and to the extent the Option or Stock Appreciation Right has been properly exercised for Shares.

     SECTION 16. RIGHTS AND RELATIONSHIPS.

     16.1 THIS PLAN. This Plan is purely voluntary on the part of the Corporation. The adoption or continuance of this Plan will not be deemed to constitute a commitment to Eligible Participants by the Corporation to continue this Plan.

     16.2 NO EMPLOYMENT CONTRACT. Nothing in this Plan, nor in any Award granted pursuant to this Plan, shall give any Optionee, Holder or Grantee any right to continued employment with the Corporation or a Related Entity, or to interfere in any way with the right of the Corporation (or Related Entity) to terminate the Optionee, Holder's or Grantee's employment with the Corporation at any time.

     16.3 OTHER AGREEMENTS. To the extent required by the Administrator, each person who receives Shares as a result of any Award shall agree to enter into and be bound by any shareowners' agreement, or the agreement then in effect, if any, between the Corporation and its shareowners relating to the repurchase by the shareowners and/or the Corporation of outstanding Shares of Common Stock. In addition, as required by the Administrator, Shares available through Awards may be subject to restrictions on the transfer of the Shares or commitments regarding the Corporation's repurchase of the Optionee's, Holder's or Grantee's Shares, which restrictions or commitments may be a condition of the delivery of certificates representing the Shares to the Optionee, Holder or Grantee.


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     SECTION 17. AMENDMENT AND TERMINATION: DURATION.

     17.1 BOARD ACTION. The Board may at any time suspend, amend or terminate this Plan, provided that the approval of the Corporation's shareowners is necessary within 12 months before or after the adoption by the Board of any amendment which will (a) increase the number of Shares reserved for the issuance of Awards under this Plan; or (b) permit the granting of Awards to a class of persons other than those presently permitted to receive Awards under this Plan. The Board may at any time with or without notice amend the Plan to bring it into compliance with any applicable law or regulation.

     17.2 EFFECT. No Award may be granted after the termination or during any suspension of this Plan. In addition, no amendment, suspension or termination of this Plan shall adversely affect Awards granted on or prior to the date thereof, without the consent of the Optionee, Holder or Grantee, unless expressly provided for in this Plan or a particular Award Agreement.

     17.3 DURATION. This Plan shall remain in effect for a period of ten (10) years from its effective date.

     SECTION 18. APPLICABLE LAW. This Plan shall be governed and construed in accordance with the laws of the State of Washington.

     SECTION 19. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective January 1, 2006, so long as it is adopted by the Corporation's shareowners any time within 12 months before or after such date.



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